                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934

                                (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                              BIONX IMPLANTS, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required.

|X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
            Common Stock, par value $.0019 per share

       (2)  Aggregate number of securities to which transaction applies:
            10,773,397 shares of Common Stock.

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is determined based upon the product of 10,773,397 shares of Common Stock and the merger consideration of $4.35 per share. In accordance with Section 14(g) of the 34 Act, the filing fee was determined by calculating a fee of $92 per $1,000,000 of the amount calculated pursuant to the preceding sentence.

       (4)  Proposed maximum aggregate value of transaction: $46,864,276.95

       (5)  Total fee paid: $4,312

|X| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                              BIONX IMPLANTS, INC.
                            1777 Sentry Parkway West
                             Gwynedd Hall, Suite 400
                          Blue Bell, Pennsylvania 19422

                                February 18, 2003
Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of Bionx Implants, Inc. to be held on Monday, March 10, 2003 at 9:00 a.m., local time, at our corporate headquarters, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422.

         At the special meeting, you will be asked to consider and vote upon a proposal to adopt the agreement and plan of merger, dated as of January 13, 2003, by and among Bionx Implants, Inc., CONMED Corporation and CONMED's wholly-owned subsidiary, Arrow Merger Corporation, and the transactions contemplated thereby. If the merger contemplated by the agreement and plan of merger is completed, we will become a wholly-owned subsidiary of CONMED. At the effective time of the merger, each outstanding share of our common stock will be converted into the right to receive $4.35 in cash.

         In connection with the merger, we have agreed to cancel our outstanding common stock options prior to the effective time and to pay to the holder of each option an amount of cash equal to the product of (a) the number of shares of stock issuable upon exercise of the option multiplied by (b) the amount by which $4.35 exceeds the exercise price per share payable under the option.

         After careful consideration, our board of directors has unanimously approved the agreement and plan of merger and has determined that the agreement and plan of merger and the transactions contemplated thereby, including the merger and the merger consideration, are fair to, and in the best interests of, us and our stockholders. Our board of directors recommends that you vote "FOR" the proposal to adopt the agreement and plan of merger and the transactions contemplated thereby.

         This proxy statement gives you detailed information about the special meeting, the agreement and plan of merger and the merger, and it includes the agreement and plan of merger as Annex A. We encourage you to read the proxy statement and the agreement and plan of merger carefully. In particular, please note that if the agreement and plan of merger is terminated under specified circumstances, we will be required to pay CONMED a termination fee of $2.5 million plus certain of CONMED's expenses.

         We cannot complete the merger unless holders of a majority of the votes cast at the special meeting vote to adopt the agreement and plan of merger and the transactions contemplated thereby, assuming a quorum is present at the meeting in person or by proxy. As a condition to the signing of the agreement and plan of merger, CONMED required stockholders beneficially owning approximately 51% of the outstanding shares of our common stock to enter into a voting agreement with regard to the common stock over which they have voting power to vote such shares in favor of the adoption of the agreement and plan of merger and the transactions contemplated thereby. As a result, stockholder approval of the agreement and plan of merger and the transactions contemplated thereby is assured.

         Whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your proxy card promptly in the enclosed envelope to assure that your shares will be represented and voted at the meeting, even if you cannot attend. If you attend the special meeting, you may vote your shares in person even though you have previously signed and returned your proxy card.

                                          Sincerely,



                                          Gerard S. Carlozzi
                                          President and Chief Executive Officer

                              BIONX IMPLANTS, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            To Be Held March 10, 2003

         A Special Meeting of Stockholders of Bionx Implants, Inc. will be held at Bionx Implants' corporate headquarters, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422 on Monday, March 10, 2003 at 9:00 a.m., local time. At the meeting you will be asked to consider and act upon a proposal recommended by our board of directors to adopt the agreement and plan of merger, dated as of January 13, 2003, by and among Bionx Implants, Inc., CONMED Corporation and Arrow Merger Corporation, a wholly-owned subsidiary of CONMED, and the transactions contemplated thereby.

         Under the agreement and plan of merger, Arrow Merger Corporation will be merged with and into Bionx, and Bionx will become a wholly-owned subsidiary of CONMED. At the effective time of the merger, each share of our common stock outstanding immediately prior to the merger will be converted into the right to receive $4.35 in cash. In connection with the merger, we have agreed to cancel our outstanding common stock options prior to the effective time and to pay to the holder of each option an amount of cash equal to the product of (a) the number of shares of stock issuable upon exercise of the option multiplied by (b) the amount by which $4.35 exceeds the exercise price per share payable under the option.

         Only the holders of record of our common stock at the close of business on February 17, 2003, are entitled to notice of and to vote at the special meeting and any adjournment thereof.

         We urge you to read the accompanying proxy statement carefully as it contains details of the proposed merger and other important information related to the merger.

                       By Order of the Board of Directors

                                  Drew Karazin
                                    Secretary

Blue Bell, Pennsylvania
February 18, 2003

                                    IMPORTANT
         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE THAT HAS BEEN PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
SUMMARY TERM SHEET........................................................................................

QUESTIONS ABOUT THE MERGER................................................................................

THE SPECIAL MEETING.......................................................................................

     General..............................................................................................

     Date, Time and Place.................................................................................

     Matters to be Considered at the Special Meeting......................................................

     Record Date .........................................................................................

     Quorum, Abstentions and Broker Non-Votes.............................................................

     Voting Rights; Votes Required for Approval...........................................................

     Proxies..............................................................................................

     How to Vote..........................................................................................

     Expenses of the Proxy Solicitation...................................................................

     Dissenters' Rights...................................................................................

THE COMPANIES.............................................................................................

     Bionx Implants, Inc..................................................................................

     CONMED Corporation...................................................................................

     Arrow Merger Corporation.............................................................................

THE MERGER................................................................................................

     Background of the Merger.............................................................................

     Recommendations of Our Board of Directors; Our Purpose and Reasons for the Merger....................

     Opinion of Our Financial Advisor.....................................................................

     Interests of Certain Persons in the Merger that Differ From Your Interests...........................

     Material United States Federal Income Tax Consequences...............................................

     Anticipated Accounting Treatment of the Merger.......................................................

     Regulatory Approvals Relating to the Merger..........................................................

     Completion and Effectiveness of the Merger...........................................................

     Payment of Cash for Our Securities...................................................................

     Payment of Cash for Our Stock Options................................................................



     Delisting of Our Common Stock After the Merger.......................................................

     Financing for the Merger.............................................................................

     Past Contacts, Transactions or Negotiations..........................................................

THE MERGER AGREEMENT......................................................................................

     Structure............................................................................................

     Effective Time of the Merger.........................................................................

     Surrender and Exchange of Share Certificates.........................................................

     Treatment of Stock Options...........................................................................

     Representations and Warranties.......................................................................

     Conduct of Business Prior to the Merger..............................................................

     Access to Information................................................................................

     Notification of Developments.........................................................................

     Agreement Not to Solicit Other Offers................................................................

     Reasonable Efforts...................................................................................

     Public Announcements.................................................................................

     Employee Benefits....................................................................................

     Conditions Precedent.................................................................................

     Termination..........................................................................................

     Amendments...........................................................................................

     Extension and Waiver.................................................................................

     Fees and Expenses....................................................................................

     Voting Agreement.....................................................................................

STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS..................................................

FORWARD-LOOKING STATEMENTS................................................................................

FUTURE STOCKHOLDER PROPOSALS..............................................................................

WHERE YOU CAN FIND MORE INFORMATION.......................................................................


LIST OF ANNEXES


Annex A Agreement and Plan of Merger, dated as of January 13, 2003, by and among Bionx Implants, Inc., CONMED Corporation and Arrow Merger Corporation

Annex B           Voting Agreement, dated as of January 13, 2003, by and among
                  CONMED Corporation and the persons named therein.

Annex C           Fairness Opinion, dated January 12, 2003, issued by U.S.
                  Bancorp Piper Jaffray Inc.


                              BIONX IMPLANTS, INC.
                            1777 Sentry Parkway West
                             Gwynedd Hall, Suite 400
                          Blue Bell, Pennsylvania 19422

                                -----------------

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held March 10, 2003


         A Special Meeting of Stockholders of Bionx Implants, Inc. will be held at Bionx Implants' corporate headquarters, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422 on Monday, March 10, 2003 at 9:00 a.m., local time. Our board of directors is soliciting the enclosed proxy. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to holders of our common stock on or about February 18, 2003.

         Except as otherwise specifically noted, "Bionx," "we," "our," "us" and similar words in this proxy statement refer to Bionx Implants, Inc. and its subsidiaries including, in some cases, after giving effect to the proposed merger.

                               SUMMARY TERM SHEET

         The following summary, together with the question and answer section that follows, provides an overview of the transactions discussed in this proxy statement and presented in the attached annexes. The summary also contains cross-references to the more detailed discussions elsewhere in the proxy statement. You should carefully read this entire proxy statement and the attached annexes in their entirety.

The Companies (page __)

         Bionx Implants, Inc.

         Based in Blue Bell, Pennsylvania, Bionx develops and manufactures self-reinforced, resorbable polymer implants including screws, pins, and meniscal implants for use in a variety of orthopedic applications including sports medicine and fracture fixation. In 2001, Bionx recorded revenues of $18.9 million. For the nine months ended September 30, 2002, Bionx's revenues were $13.6 million.

         CONMED Corporation

         CONMED is a medical technology company specializing in instruments, implants, and video equipment for arthroscopic sports medicine, and powered surgical instruments, such as drills and saws, for orthopedic, ENT, neuro-surgery, and other surgical specialties. CONMED is also a leading developer, manufacturer and supplier of RF electrosurgery systems used routinely to cut and cauterize tissue in nearly all types of surgical procedures worldwide, and endoscopy products such as trocars, clip appliers, scissors, and surgical staplers. CONMED offers integrated operating room design and intensive care unit service managers. CONMED also manufactures and sells a full line of ECG electrodes for heart monitoring and other patient care products. Headquartered in Utica, New York, CONMED's 2,500 employees distribute its products worldwide from ten manufacturing locations.

         Arrow Merger Corporation

         Arrow Merger Corporation is a wholly-owned subsidiary of CONMED, incorporated by CONMED in January 2003 solely for the purpose of merging with Bionx.

Overview of the Transaction (page __)

         We have entered into a definitive agreement and plan of merger, dated as of January 13, 2003 (the "merger agreement"), by and among CONMED, Arrow Merger Corporation and Bionx. Under the agreement, Arrow Merger Corporation will be merged with and into Bionx and CONMED will own all of our capital stock. Bionx will be the surviving legal entity in the merger.

Recommendation of the Board of Directors (pages __ through __)

         Our board of directors has determined that the merger agreement and the transactions contemplated thereby, including the merger and the merger consideration, are fair to, and in the best interests of, us and our stockholders, and recommends that our stockholders vote FOR the proposal to adopt the merger agreement and the transactions contemplated thereby. To review the background and reasons for the transactions in detail, see "The Merger--Recommendations of Our Board of Directors; Our Purpose and Reasons for the Merger" beginning on page __.

Opinion of Our Financial Advisor (pages __ through __)

         When it approved the merger agreement and the transactions contemplated thereby, our board of directors received the written opinion of U.S. Bancorp Piper Jaffray Inc., our financial advisor, that, as of the date of that opinion, and based upon and subject to the matters and various assumptions stated in that opinion, the $4.35 per share in cash to be received by our common stockholders pursuant to the merger agreement was fair to our common stockholders from a financial point of view.

         U.S. Bancorp Piper Jaffray provided its advisory services and its opinion for the information and assistance of our board of directors in connection with its consideration of the merger. U.S. Bancorp Piper Jaffray's opinion is not a recommendation as to how any stockholder should vote at the special meeting. The full text of U.S. Bancorp Piper Jaffray's written opinion is attached to this proxy statement as Annex C. You are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken.

Terms of the Merger Agreement (pages __ through __)

         The merger agreement is attached to this proxy statement as Annex A. You should read the merger agreement carefully. Our board of directors has approved the merger agreement, and it is the binding legal agreement that governs the terms of the merger.

         Structure

         Pursuant to the terms of the merger agreement, Arrow Merger Corporation, CONMED's wholly-owned subsidiary, will be merged with and into Bionx. Following the merger, the separate existence of Arrow Merger Corporation will cease and Bionx will continue as the surviving corporation as a wholly-owned subsidiary of CONMED.

         At the effective time of the merger, each issued and outstanding share of our common stock will be converted automatically into the right to receive $4.35 in cash.

         In connection with the merger, we have agreed to cancel our outstanding common stock options prior to the effective time and to pay to the holder of each option an amount of cash equal to the product of (a) the number of shares of stock issuable upon exercise of the option multiplied by (b) the amount by which $4.35 exceeds the exercise price per share payable under the option.

         Conditions Precedent

         The completion of the merger depends on the satisfaction of a number of conditions, including conditions relating to the:

         o adoption of the merger agreement and the transactions contemplated thereby by our stockholders;
         o    absence of legal prohibitions to the completion of the merger;
         o    receipt of required consents; and
         o accuracy of our and CONMED's representations and warranties and compliance by both parties with their covenants.

        Termination

         We and CONMED may terminate the merger agreement by mutual consent. In addition, the merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger:

          o by us, if there has been a breach of any representation, warranty covenant or agreement made by CONMED or Arrow Merger Corporation in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement such that certain conditions precedent to the merger relating to the truth and accuracy of such representations and warranties would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice is given;

          o by CONMED, if our board of directors withdraws or adversely modifies in any material respect its approval or recommendation of the merger agreement or fails to reconfirm its recommendation in favor of the merger agreement within five business days after a written request by CONMED to do so, there has been a breach of any representation, warranty, covenant or agreement made by us in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement such that certain conditions precedent to the merger relating to the truth and accuracy of such representations and warranties would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice is given or we or any of our affiliates, representatives or agents take any action that is proscribed by the non-solicitation provisions of the merger agreement;

          o by either party if the merger is not completed on or before July 31, 2003, but a party may not terminate the merger agreement if its failure to fulfill any of its obligations under the merger agreement has been the cause of the merger not being completed by that date;

          o by either party if our stockholders do not adopt the merger agreement and the transactions contemplated thereby by the requisite vote; or

         o by either party if any governmental authority or court has taken any action prohibiting the transactions contemplated by the merger agreement.

         We must pay a termination fee of $2.5 million to CONMED and reimburse CONMED for its out-of-pocket expenses (excluding investment banking fees) if:

         o CONMED terminates the merger agreement because our board of directors withdraws or adversely modifies in any material respect its approval or recommendation of the merger agreement or fails to reconfirm its recommendation in favor of the merger agreement within five business days after a written request by CONMED to do so; or

         o CONMED terminates the merger agreement because we, or any of our affiliates, representatives or agents take any action that is proscribed by the non-solicitation provisions of the merger agreement.

         Survival of Representations and Warranties

         None of our or CONMED's representations and warranties made in the merger agreement will survive the closing of the merger.

         Agreement Not to Solicit Other Offers

         We have agreed not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to any merger, reorganization, share exchange, consolidation, or similar transaction involving, or any purchase of, all or 25% or more of the assets or 25% or more of any equity securities of Bionx or any of our subsidiaries. We have also agreed that neither we nor our employees, agents or representatives will engage in any negotiations or provide any confidential information to or have any discussions with any person other than CONMED relating to such a transaction. In addition, we have agreed to notify CONMED immediately if we receive any such offers or proposals.

Voting Agreement (page __)

         Persons (including certain of our directors and executive officers) who, in the aggregate, control the voting power over 51.23% of the shares of our common stock (or 5,519,403 shares), are parties to a voting agreement, dated as of January 13, 2003, pursuant to which they have agreed to vote all of the shares of our common stock over which they have voting power in favor of the adoption of the merger agreement and the transactions contemplated thereby, including the merger, and against any similar alternative proposal or offer with respect to a transaction with a party other than CONMED. The voting agreement terminates upon the earliest to occur of (i) the termination of the merger agreement, (ii) the effective time of the merger and (iii) January 13, 2004. A copy of the voting agreement is included in this proxy statement as Annex B.

Interests of Certain Persons in the Merger (page __ through __)

         Some members of our board of directors and certain of our key employees have interests in the merger that may differ from your interests as a holder of our common stock, and that may present, or appear to present, a conflict of interest. For example, certain of our key employees will receive severance payments and "stay bonuses" upon completion of the merger.

Material United States Federal Income Tax Consequences (page __)

         The merger will be a taxable transaction to our stockholders. For United States federal income tax purposes, our stockholders will generally recognize gain or loss in the merger in an amount determined by the difference between the cash they receive for their shares of our stock and their tax basis in our stock. Because determining the tax consequences of the merger can be complicated, we advise that our stockholders should consult their own tax advisors in order to understand fully how the merger will affect them.

Anticipated Accounting Treatment (pages __)

         The merger will be accounted for under the purchase method of accounting in accordance with accounting principles generally accepted in the United States. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values.

Regulatory Approvals (page __)

         We are not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained to consummate the merger, other than the filing of articles of merger with the Department of State of the Commonwealth of Pennsylvania and the filing of this proxy statement with the Securities and Exchange Commission.

Dissenters' Rights (page _)

         Under Pennsylvania law, our stockholders are not entitled to dissenters' appraisal rights with respect to the proposed merger.

                           QUESTIONS ABOUT THE MERGER

Why am I receiving this proxy statement and proxy card?

         You are receiving a proxy statement and proxy card because you own shares of common stock of Bionx Implants, Inc. This proxy statement describes the issue on which we would like you, as a stockholder, to vote. It also gives you information on this issue so that you can make an informed decision.

What am I voting on?

         You are being asked to consider and vote to adopt the merger agreement we entered into with CONMED and Arrow Merger Corporation to combine the companies. As a result of the merger, Arrow Merger Corporation will be merged with and into Bionx, CONMED will own all of our capital stock and our common stock will no longer be traded on The Nasdaq National Market System or registered under the Securities Exchange Act of 1934, as amended.

What will I received for my shares of Bionx common stock if the merger is completed?

         You will receive $4.35 in cash, without interest, for each share of our common stock that you own immediately before the merger.

What will I receive for my stock options if the merger is completed?

         In connection with the merger, we have agreed to cancel our outstanding common stock options prior to the effective time and to pay to the holder of each option an amount of cash equal to the product of (a) the number of shares of stock issuable upon exercise of the option multiplied by (b) the amount by which $4.35 exceeds the exercise price per share payable under the option.

What vote is required to adopt the merger agreement and the transactions contemplated thereby?

         For the merger to occur, the merger agreement must be adopted by holders of a majority of the votes cast at the special meeting by holders of our common stock. As a condition to the signing of the merger agreement, CONMED required persons (including certain of our directors and executive officers) having voting power with respect to approximately 51% of our common stock to enter into a voting agreement. They have agreed to vote the common stock over which they have voting power in favor of adoption of the merger agreement and the transactions contemplated thereby, including the merger. Therefore, you should expect that the merger agreement and the transactions contemplated thereby will be adopted at the special meeting regardless of the votes of any other stockholders. For additional information regarding the voting agreement, please see page __.

When do you expect the merger to be completed?

         We plan to complete the merger as soon as possible after the special meeting, subject to the satisfaction or waiver of certain conditions to the transactions, which are described in this proxy statement. We cannot predict when, or if, these conditions will be satisfied or waived.

What are the U.S. federal income tax consequences of the merger?

         Your receipt of cash in exchange for your shares of our capital stock will be a taxable transaction to you. We urge you to consult your own tax advisors to determine the effect of the merger on you under federal law, and under your own state and local tax laws.

Why is the board of directors recommending adoption of the merger?

         Following its consideration of a number of factors, including the opinion of U.S. Bancorp Piper Jaffray as to the fairness of the merger, from a financial point of view, to our common stockholders, our board unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger consideration and the merger, are advisable and fair to and in the best interests of our stockholders. Our board therefore recommends that you vote "FOR" adoption of the merger agreement and the transactions contemplated thereby.

Does CONMED have the financial resources to pay for the common stock?

         The aggregate consideration payable to our stockholders in the merger is approximately $46.9 million. CONMED has advised us that it has the resources to fund the consideration to be paid to the holders of our common stock in the merger. There is no financing condition to the consummation of the merger.

How do I vote?

         You may cast your vote in either of the following ways:

         o by completing the accompanying proxy card and returning it in the enclosed envelope; or

         o by appearing and voting in person at the special meeting.

         If your shares are held in "street name," which means that your shares are held in the name of a bank, broker or other financial institution instead of in your own name, you must either direct the financial institution as to how to vote your shares or obtain a proxy from the financial institution to vote at the special meeting.

May I change my vote?

         You may change your vote by following any of these procedures:

         If you are a stockholder "of record," meaning that your shares are registered in your name, then in order for you to revoke your proxy, you must do one of the following before the vote is taken at the special meeting:

         o send written notice revoking your proxy to our Corporate Secretary at 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422;

         o    sign and return another proxy with a later date; or

         o    vote in person at the special meeting.

         If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank or other financial institution, to revoke a proxy. You should contact the holder of record directly for more information on these procedures.

         In any event, you may not change your vote or revoke your proxy after the vote is taken at the special meeting.

How do I vote in person?

         If you plan to attend the special meeting and wish to vote in person, we will give you a ballot when you arrive. If your shares are held in "street name," you must bring an account statement or letter from the brokerage firm or bank showing that you were the beneficial owner of the shares on February 17, 2003, the record date for determining which of our stockholders are entitled to notice of, and to vote at, the special meeting, in order to be admitted to the special meeting. In addition, if you want to vote your shares that are held in street name, you must obtain a "legal proxy" from the holder of record and present it at the special meeting.

Should I send in my stock certificates now?

         No, you should not send us your stock certificates prior to the merger. If the merger is completed, you will receive written instructions for exchanging your stock certificates for cash.

Who can help answer my questions about the transactions?

         If you have additional questions about these transactions, you should contact Drew Karazin, our Vice President and Chief Financial Officer, at 215-643-5000, extension 112.



                               THE SPECIAL MEETING
General

         This proxy statement is furnished in connection with the solicitation of proxies from the holders of our common stock by our board of directors for use at a special meeting of our stockholders and any adjournment or postponement of that meeting.

         This proxy statement is first being mailed to our stockholders on or about February 18, 2003.

Date, Time and Place

         Our special meeting will be held be held on Monday, March 10, 2003 at 9:00 a.m., local time, at our corporate headquarters, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422.

Matters to be Considered at the Special Meeting

         At the special meeting, the holders of our common stock will be asked to consider and vote upon a proposal recommended by our board of directors to adopt the agreement and plan of merger, dated as of January 13, 2003, by and among Bionx, CONMED, and Arrow Merger Corporation, a wholly-owned subsidiary of CONMED, and the transactions contemplated thereby.

Record Date

         Our board of directors has fixed the close of business on February 17, 2003, as the record date for the special meeting. Only persons who are stockholders as of the record date are entitled to vote. As of the record date, 10,773,397 shares of common stock were issued, outstanding, and entitled to vote at the special meeting.

Quorum, Abstentions and Broker Non-Votes

         A majority of our outstanding shares of common stock as of the record date, equal to 5,386,699 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. Abstentions and broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal) are also considered part of the quorum.

Voting Rights; Votes Required for Approval

         Each share of our common stock is entitled to one vote on each matter considered at the meeting. The adoption of the merger agreement and the transactions contemplated thereby requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the special meeting. Abstentions and broker non-votes are only counted for the purpose of determining whether a quorum is present. For purposes of determining the votes cast with respect to a matter presented at the special meeting, only those votes cast "FOR" or "AGAINST" are included.

         Persons who control, in the aggregate, the voting power over 51% of our common stock are parties to a voting agreement, dated January 13, 2003, pursuant to which they have agreed to vote all of the shares of common stock over which they have voting power in favor of the merger agreement and the transactions contemplated thereby, including the merger. As a result of the voting agreement, stockholder approval of the merger agreement and the transactions contemplated thereby is assured. A copy of the voting agreement is included in this proxy statement as Annex B.

Proxies

         We request that our stockholders complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope. If you receive more than one proxy card, it means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

         If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors, but do not include other matters, including adoption of the merger agreement and the transactions contemplated thereby. Accordingly, it is important that you provide voting instructions to your broker if your shares are held in street name. Brokers will provide instructions to beneficial owners on how to direct the broker to vote the shares. Broker non-votes (meaning proxies submitted by brokers as holders of record on behalf of their customers that do not indicate how to vote on the proposal), as well as abstentions, are counted for purposes of establishing a quorum but will not be deemed to be a vote cast for purposes of determining the number of votes cast for or against the proposal.

         All properly executed proxies that we receive prior to the vote at the special meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies. If no direction is indicated (other than broker non-votes) on a signed proxy card, your proxy will be voted FOR the proposal described in this proxy statement. Our board of directors does not currently intend to bring any other business before the special meeting and our board of directors is not aware of any other matters to be brought before the special meeting. If other business properly comes before the special meeting, the proxies will be voted in accordance with the judgment of the proxy holders.

         If you are a stockholder "of record," meaning that your shares are registered in your name, then in order for you to revoke your proxy, you must do one of the following before the vote is taken at the special meeting:

         o send written notice revoking your proxy to our Corporate Secretary at 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422;

         o    sign and return another proxy with a later date; or

         o    vote in person at the special meeting.

         If you are not a holder of record but you are a "beneficial holder," meaning that your shares are registered in another name (for example, in "street name"), you must follow the procedures required by the holder of record, which is usually a brokerage firm, bank or other financial institutions, to revoke a proxy. You should contact the holder of record directly for more information on these procedures.

         In any event, you may not change your vote or revoke your proxy after the vote is taken at the special meeting.

How to Vote

         You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. You may vote "FOR," "AGAINST" or "ABSTAIN" with respect to the merger proposal. A properly executed proxy marked "ABSTAIN" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" the merger proposal.

         You may vote in person at the special meeting. Written ballots will be passed out to stockholders who wish to vote at the meeting. If you hold your shares in street name through a broker or other nominee, you must request a legal proxy from your stockbroker in order to vote at the meeting.

Expenses of the Proxy Solicitation

         Bionx will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders.

         Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram of personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for their services.

Dissenters' Rights

         Bionx is a Pennsylvania corporation. Under Pennsylvania law, our stockholders will not have appraisal rights, sometimes referred to as "dissenters' rights", in connection with the merger.


                                  THE COMPANIES

Bionx Implants, Inc.

         Based in Blue Bell, Pennsylvania, Bionx develops and manufactures self-reinforced, resorbable polymer implants including screws, pins, and meniscal implants for use in a variety of orthopedic applications including sports medicine and fracture fixation. In 2001, Bionx recorded revenues of $18.9 million. For the nine months ended September 30, 2002, Bionx's revenues were $13.6 million.

         Bionx Implants, Inc. was incorporated in Delaware in 1996 and reincorporated in Pennsylvania in 1999. The mailing address of our principal executive offices is 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422; telephone: 215-643-5000.

CONMED Corporation

         CONMED is a medical technology company specializing in instruments, implants, and video equipment for arthroscopic sports medicine, and powered surgical instruments, such as drills and saws, for orthopedic, ENT, neuro-surgery, and other surgical specialties. CONMED is also a leading developer, manufacturer and supplier of RF electrosurgery systems used routinely to cut and cauterize tissue in nearly all types of surgical procedures worldwide, and endoscopy products such as trocars, clip appliers, scissors, and surgical staplers. CONMED offers integrated operating room design and intensive care unit service managers. CONMED also manufactures and sells a full line of ECG electrodes for heart monitoring and other patient care products. Headquartered in Utica, New York, CONMED's 2,500 employees distribute its products worldwide from ten manufacturing locations.

         CONMED Corporation is a New York corporation incorporated on February 5, 1970. The mailing address of CONMED's principal executive offices is 525 French Road, Utica, New York 13502; telephone: 315-797-8375.

Arrow Merger Corporation

         Arrow Merger Corporation is a wholly-owned subsidiary of CONMED, which was incorporated in January 2003 solely for the purpose of merging with Bionx. The mailing address of Arrow Merger Corporation's principal executive offices is c/o CONMED Corporation, 525 French Road, Utica, New York 13502; telephone:
315-797-8375.


                                   THE MERGER

Background of the Merger

         As a result of the competitive environment in which Bionx operates, and the fact that many of our competitors have larger operations, are better capitalized and have stronger distribution channels for their products than we do, during the second half of 2001 and during 2002, our management decided to evaluate different strategic alternatives for Bionx. We explored a number of alternatives, including various licensing arrangements, a roll-up of similarly situated companies in our industry, a leveraged buy-out and a business combination or sale of the company, all with the goal of maximizing stockholder value.

         In October 2001, we engaged U.S. Bancorp Piper Jaffray as our financial advisor for the purpose of advising management concerning this strategic review. Between November 2001 and March 2002, U.S. Bancorp Piper Jaffray contacted 36 companies to discuss a possible business transaction with Bionx. Of the companies contacted, 18 expressed an interest in receiving information about Bionx and a confidential offering memorandum was sent to each of them. Five of those companies, including CONMED, provided written indications of interest. Management presentations were made to four companies, including CONMED. Bionx, through U.S. Bancorp Piper Jaffray, continued to negotiate with several of the companies who had expressed an interest in pursuing a business transaction with Bionx, but no agreement was reached.

         In September 2002, U.S. Bancorp Piper Jaffray received an indication of interest from another potential acquiror (the "Second Potential Acquiror"). Representatives of Bionx met with representatives of the Second Potential Acquiror in September and October 2002.

         In November 2002, the Second Potential Acquiror expressed an interest in Bionx at a per share price of $3.00 to $3.50. The board rejected the offer as too low. Later in November 2002, the Second Potential Acquiror increased its offer to $3.75 per share. Also in November 2002, representatives of CONMED contacted Bionx and indicated an interest in submitting a bid to acquire the company.

         On December 5, 2002, Bionx received an offer from CONMED for a cash merger at a price of $4.00 per share. On December 9, 2002, Bionx received an offer from the Second Potential Acquiror for a stock and cash merger at a price of $3.75 per share. At management's request, representatives of U.S. Bancorp Piper Jaffray contacted the Second Potential Acquiror's investment banker and asked for the Second Potential Acquiror's best price. On December 12, 2002, U.S. Bancorp Piper Jaffray was informed that the Second Potential Acquiror would not raise its price.

         During a telephone board meeting on December 13, 2002, in which Bionx's legal and financial advisors also participated, Bionx's board authorized Bionx to enter into an exclusivity agreement with CONMED, as CONMED had requested. On December 13, 2002, CONMED and Bionx executed an exclusivity agreement pursuant to which they agreed to negotiate a definitive agreement pertaining to a cash merger. While Bionx had suggested that the exclusivity period end on December 31, 2002, CONMED wanted the exclusivity period to extend until January 13, 2003 to allow sufficient time to complete its due diligence and negotiate the merger. The exclusivity agreement executed by the parties provided that the period of exclusivity would extend until January 13, 2003.

         On December 17, 2002, Bionx received an unsolicited letter from the Second Potential Acquiror indicating that it revised its offer to between $4.05 and $4.15 per share in cash.

         On December 18, 2002, the board of directors of Bionx conducted a telephone meeting. Representatives from U.S. Bancorp Piper Jaffray and Lowenstein Sandler PC, counsel to Bionx, participated in the meeting. The board reviewed the text of the exclusivity letter with CONMED and the letter from the Second Potential Acquiror. The exclusivity letter with CONMED expressly stated that Bionx would be entitled to negotiate with a third party if the third party submitted an unsolicited proposal that the board reasonably determined would be a superior proposal. The board, after discussion and with the advice of its advisors, concluded that the Second Potential Acquiror's proposal was a superior proposal, given the higher cash purchase price.

         On the following day, December 19, 2002, representatives of Bionx advised representatives of CONMED that Bionx had received an unsolicited proposal which, in the board's view, constituted a superior proposal. Bionx therefore advised CONMED that Bionx would be negotiating with the Second Potential Acquiror in addition to CONMED, without identifying the Second Potential Acquiror or the price. Representatives of Bionx advised CONMED that they still expected to complete the process by January 13, 2003.

         On the same date, representatives of Bionx contacted representatives of the Second Potential Acquiror and indicated that Bionx would proceed to negotiate with the Second Potential Acquiror. The Second Potential Acquiror, like CONMED, was advised that the target date for signing the definitive agreement was no later than January 13, 2003.

         On December 19, 2002, Lowenstein Sandler PC circulated a draft definitive agreement to both the Second Potential Acquiror and CONMED. Upon receiving the draft, and before commenting on it, representatives of CONMED indicated that they desired to accelerate the signing of a definitive agreement.

         On December 23, 2002, Bionx received from CONMED a mark-up of the definitive agreement. CONMED's mark-up reflected a $4.00 per share price. On December 27, 2002, Bionx responded by sending to CONMED a revised merger agreement reflecting some, but not all, of the changes proposed by CONMED. Bionx deleted all reference to the $4.00 price in its response to CONMED.

         On January 2, 2003, CONMED advised Bionx that CONMED had completed its due diligence and wanted to be in a position to have the definitive agreement executed by January 8, 2003.

         Although the Second Potential Acquiror was proceeding with due diligence, by January 2, 2003, the Second Potential Acquiror still had not provided a mark-up of the draft merger agreement initially circulated on December 19, 2002. On January 2, 2003, U.S. Bancorp Piper Jaffray, Lowenstein Sandler PC and Gerard S. Carlozzi, President and Chief Executive Officer of Bionx, made separate calls to the Second Potential Acquiror's representatives indicating the importance of the Second Potential Acquiror providing a written response to the draft merger agreement. On January 2, 2003, representatives of the Second Potential Acquiror's investment banker advised U.S. Bancorp Piper Jaffray that the Second Potential Acquiror would submit a written mark-up of the agreement on January 3, 2003, and would be prepared to meet to negotiate that agreement shortly thereafter.

         On January 3, 2003, representatives of CONMED and Bionx's chief executive officer and their respective counsel conducted a telephone meeting in which CONMED expressed its concerns regarding the draft merger agreement provided by Bionx on December 27, 2002. Specifically, the participants on the telephone conference discussed CONMED's desire to obtain irrevocable proxies from the principal stockholders of Bionx to vote in favor of the merger. Lowenstein Sandler PC indicated that there were significant difficulties in allowing the principal stockholders to sign irrevocable proxies. Lowenstein Sandler PC's statements were based on advice it had received from Pennsylvania counsel that it would be problematic to grant irrevocable proxies to CONMED at that time, as CONMED was the lower bidder. CONMED's representatives expressed disappointment with this position stating that it was not interested in pursuing a transaction unless CONMED had obtained irrevocable proxies from the principal stockholders of Bionx to vote in favor of the merger. Subsequent to the conference call, CONMED's representatives notified Bionx that they would cease all negotiations unless, by 5:00 p.m. on January 3, 2003, Bionx advised CONMED that (a) the principal stockholders of Bionx would be prepared to give irrevocable proxies to vote in favor of the proposed merger and (b) its board was prepared to commit to have the definitive agreement signed by Monday, January 6, 2003. After consultation with representatives of Lowenstein Sandler PC and U.S. Bancorp Piper Jaffray, Bionx concluded that it would not agree to CONMED's conditions while it was also entertaining a superior proposal.

         On January 3, 2003, Bionx advised the Second Potential Acquiror that if it received the Second Potential Acquiror's mark-up on January 3, 2003, it would be prepared to discuss the Second Potential Acquiror's mark-up in a telephone meeting on Sunday, January 5, 2003 and, if matters could not be resolved to the parties' satisfaction on that date, to schedule a face-to-face meeting with the Second Potential Acquiror on Tuesday, January 7, 2003.

         During the evening of January 3, 2003, the Second Potential Acquiror delivered to Bionx a revised merger agreement and a form of stockholder support agreement.

         On January 5, 2003, conference calls were conducted with representatives of the Second Potential Acquiror and Bionx and their respective legal and financial advisors. They discussed the issue of stockholder irrevocable proxies. The Second Potential Acquiror's counsel indicated that the Second Potential Acquiror would not be interested in pursuing a transaction if it did not receive irrevocable proxies from the principal stockholders. The parties also negotiated various other issues raised by the mark-up received from the Second Potential Acquiror on January 3, 2003. At the conclusion of the meeting, it was agreed that the parties would meet in person at Lowenstein Sandler PC's offices on January 7, 2003. A potential timetable was developed, assuming that the parties were in agreement on substantive issues. Under that timetable, it was contemplated that a definitive agreement would be executed on or about January 13, 2003.

         On January 6, 2003, Lowenstein Sandler PC circulated a marked draft of the merger agreement to representatives of Bionx and the Second Potential Acquiror. The draft did not respond to the principal deal protection provisions proposed by the Second Potential Acquiror, noting instead that such issues remained open for further consideration. During this time, the Second Potential Acquiror was proceeding with its due diligence.

         Also on January 6, 2003, a representative of Bionx and a representative of CONMED had a conversation and decided that the parties' lawyers should discuss the alternatives to irrevocable proxies from stockholders so that CONMED could assess whether such alternatives were viable for CONMED.

         During the evening of January 6, 2003, the Bionx board conducted a meeting to discuss the status of the negotiations.

         On January 7, 2003, Gerard S. Carlozzi and Bionx's legal and financial advisors received a letter from CONMED confirming that its December 5, 2002 offer letter was withdrawn and confirming that, based on advice from CONMED's Pennsylvania counsel, obtaining irrevocable proxies from the principal stockholders of Bionx to vote in favor of the merger was permissible under Pennsylvania law and informing Bionx of the basis under Pennsylvania law for this position.

         Also on January 7, 2003, representatives of the Second Potential Acquiror and its financial and legal advisors held a negotiating session at Lowenstein Sandler PC's offices with representatives of Bionx and its financial and legal advisors.

         On January 8, 2003, the Bionx board met again by telephone conference call. Representatives of U.S. Bancorp Piper Jaffray and Lowenstein Sandler PC also participated. The purpose of the meeting was to review negotiating strategies regarding certain deal protection issues. The board directed its advisors to indicate to the Second Potential Acquiror that Bionx was seeking a price of at least $4.45 per share before they would agree to irrevocable proxies from the principal stockholders. Upon completion of that meeting, Bionx's financial and legal advisors communicated those views to the Second Potential Acquiror and its advisors.

         On January 9, 2003, Bionx responded to CONMED's January 7, 2003 letter withdrawing its offer. Shortly after CONMED received that letter, a representative of CONMED contacted Gerard S. Carlozzi and indicated that CONMED was, notwithstanding its withdrawal of its offer, willing to continue to discuss a potential business combination with deal protection, in the form of voting agreements without a fiduciary out or a break-up fee, satisfactory to CONMED.

         On January 9, 2003, there were numerous discussions between Lowenstein Sandler PC and the Second Potential Acquiror's counsel regarding deal protection issues. Also on January 9, 2003, the Second Potential Acquiror's investment banker advised U.S. Bancorp Piper Jaffray that the Second Potential Acquiror rejected the opportunity for a transaction at $4.45 with irrevocable proxies and was not prepared to increase its bid beyond the $4.05 to $4.15 range. Concurrently, the Second Potential Acquiror's counsel made an alternate proposal in which the stockholder agreement initially proposed by the Second Potential Acquiror was reduced so that it would cover less than 50% of the outstanding shares.

         On January 10, 2003, a representative of Needham and Co., CONMED's financial advisor, contacted Terry Wall, the chairman of the board of Bionx and its largest stockholder, and asked him what price CONMED would have to agree to pay in order to assure that the stockholders would execute irrevocable proxies. Mr. Wall stated that it would be necessary for CONMED to reach $4.45 per share. CONMED, through its representatives at Needham, later responded to Terry Wall by indicating that it would pay $4.35 per share provided that the board committed on January 10, 2003 to sign, by January 11, 2003, a merger agreement that, through a related voting agreement, would provide CONMED with irrevocable proxies. CONMED's revised proposal, which had been approved by its board, was not subject to due diligence and did not include any financing contingencies.

         On January 10, 2003, after the communication from CONMED's financial advisor, Bionx advised the Second Potential Acquiror that it had received an offer that exceeded the top of the Second Potential Acquiror's range. The Second Potential Acquiror's investment banker and chief executive officer indicated to Bionx that the Second Potential Acquiror was not in a position to increase its bid at all on January 10, 2003, and that Bionx would be unable to obtain any commitment from the Second Potential Acquiror until, at the earliest, the middle of the following week. The Second Potential Acquiror advised Bionx that the delay was occasioned by the Second Potential Acquiror's need to perform additional financial due diligence in Finland. The Second Potential Acquiror's representatives stated that it was conceivable that their price could increase after that due diligence was completed, although they made it clear they could give no assurance that there would be any increase in the price.

         On January 10, 2003, at Bionx's request, CONMED's representatives submitted to Bionx a revised merger agreement and resubmitted a voting agreement previously supplied by CONMED to Bionx. After Bionx received those agreements, during the evening on January 10, 2003, CONMED and Bionx negotiated a letter governing the parties' negotiations over the period from January 10, 2003 through January 13, 2003. Prior to executing that agreement, Bionx's board conducted a telephone meeting. At that meeting, U.S. Bancorp Piper Jaffray expressed its opinion that the price of $4.35 is fair to Bionx's stockholders from a financial point of view as of that date. In light of the Second Potential Acquiror's statements that it could give no assurance that it would ever increase its price, the board decided to accept CONMED's offer, rather than risk losing the transaction with CONMED. Since CONMED's price was the higher offer, after consultation with Lowenstein Sandler PC, the principal stockholders of Bionx agreed to sign irrevocable proxies in favor of the merger. The principal stockholders were willing to execute irrevocable proxies based also in part on the advice from Pennsylvania counsel that it would be permissible under Pennsylvania law to execute irrevocable proxies in favor of the higher bidder. The letter signed by the parties indicated that the board would accept CONMED's $4.35 price, assuming that the parties reached agreement on the terms of a merger agreement and voting agreement before the market opened on January 13, 2003. The letter also indicated that the obligations of the stockholders under the voting agreement would not be subject to any "fiduciary outs".

         On January 11 and 12, 2003, representatives of Lowenstein Sandler PC, U.S. Bancorp Piper Jaffray and Gerard S. Carlozzi negotiated with representatives of Sullivan & Cromwell LLP, CONMED's outside legal counsel, CONMED and its financial advisor to complete the merger agreement.

         On January 12, 2003, at a telephone meeting commencing at 9:00 p.m., the board of directors of Bionx approved the merger agreement and copies of the voting agreement were executed by various stockholders. Subsequent to the board's approval of the merger agreement and the approval of the voting agreement by the stockholders party thereto, such agreements were executed by the parties.

         On the morning of January 13, 2003, we issued a joint press release with CONMED announcing the signing of the merger agreement and voting agreement.

Recommendations of Our Board of Directors; Our Purpose and Reasons for the
Merger

         In reaching the determination to approve the merger agreement and recommend that our stockholders vote to adopt the merger agreement and the transactions contemplated thereby, including the merger, our board of directors consulted with financial and legal advisors and with our senior management and considered a number of factors, including without limitation, the following material factors:

     o the belief by the board that $4.35 per common share was the highest price that CONMED would agree to pay or that could be obtained from any other source reasonably capable of consummating a transaction at the present time, basing its belief on a number of factors, including the fact that (a) intense negotiations had taken place between CONMED on the one hand, and the board's representatives, on the other hand, with respect to the merger consideration; (b) the board and its representatives had previously negotiated with other potential acquirors and CONMED equaled or bettered those proposals each time; and (c) the offer of $4.35 per share in cash was the best overall offer received;

     o the merger consideration to be received by our common stockholders in the merger represents a premium of approximately 45% over our $3.00 per share closing price on January 10, 2003, the last full trading day before our public announcement of the signing of the merger agreement; a premium of approximately 39% over our 30 trading day (ended on January 10, 2003) closing average of $3.13 per share; and a premium of approximately 61% over our 60 trading day (ended January 10, 2003) closing average of $2.70 per share;

     o the volumes at which our common stock has traded in recent periods; in particular, the fact that the average daily trading volume of our common stock over the 52 weeks ended January 10, 2003 (the trading day immediately preceding the announcement of the signing of the merger agreement) was 12,000 shares; due to the small trading volume of our common stock, it is reasonable to assume that any effort by a stockholder to dispose of a significant number of shares would adversely affect the market price of our common stock;

     o the terms and conditions of the merger agreement, including provisions relating to or resulting in the exclusion from the calculation of the per share price to be received by our stockholders of all of our expenses incurred in connection with a successful transaction;

     o the ability of CONMED to complete the acquisition and to pay the merger consideration pursuant to the merger agreement, without any outside financing requirements;

     o    CONMED's experience in consummating acquisitions; and

     o the written opinion of U.S. Bancorp Piper Jaffray to our board of directors, dated January 12, 2003, to the effect that, subject to the assumptions, matters considered and limitations contained in the opinion, as of that date, the consideration to be received by the holders of our common stock in the merger is fair to such holders from a financial point of view, and the financial presentation made to the board of directors by U.S. Bancorp Piper Jaffray in connection with the delivery of the opinion. The full text of the opinion, which describes the assumptions made, matters considered and limitations on the review undertaken by U.S. Bancorp Piper Jaffray in connection with the opinion, is attached as Annex C and our stockholders are encouraged to read the opinion in its entirety.

         Our board of directors also considered the following potentially negative factors in their deliberations concerning the merger agreement and the transactions contemplated thereby, which factors are not listed in any relative order of importance:

     o following the merger, our stockholders will cease to participate in any future earnings growth or increase in our value;

     o the actual or potential conflicts of interest that certain of our officers and directors have in connection with the merger, including the severance arrangements applicable for certain of our executive officers. See "The Merger--Interests of Certain Persons in the Merger that Differ From Your Interests"; and

     o the possibility that the merger will not be consummated and the resulting effects to us and to our stockholders.

         The foregoing discussion of the factors considered by our board of directors in making the decision to approve the merger agreement and the transactions contemplated thereby and to recommend that our stockholders vote to adopt the merger agreement and the transactions contemplated thereby is not meant to be exhaustive, but includes the material factors considered by our board of directors to support its recommendation. In light of the number and variety of factors that our board of directors considered in connection with its evaluation of the merger agreement and the transactions contemplated thereby, our board of directors did not find it practicable to assign relative weights to the foregoing factors, and, accordingly, our board of directors did not do so. Rather, our board of directors based its recommendation on the totality of the information presented to and considered by the board. In addition, individual members of our board of directors may have given different weight to different factors.

         OUR BOARD OF DIRECTORS BELIEVES THAT THE MERGER IS ADVISABLE AND FAIR TO, AND IN THE BEST INTERESTS OF, OUR STOCKHOLDERS. OUR BOARD OF DIRECTORS HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

Opinion of Our Financial Advisor

         We retained U.S. Bancorp Piper Jaffray to act as our financial advisor, and, if requested, to render to the board of directors an opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of our common stock in the transaction. We selected U.S. Bancorp Piper Jaffray as our financial advisor based on U.S. Bancorp Piper Jaffray's reputation, experience and familiarity with Bionx. As a customary part of its investment banking business, U.S. Bancorp Piper Jaffray is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

         U.S. Bancorp Piper Jaffray delivered to our board of directors on January 12, 2003 its written opinion, as of that date and based upon and subject to the assumptions, factors and limitations set forth in the opinion and described below, that the proposed consideration to be received in the merger by holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to the holders of our common stock. A copy of U.S. Bancorp Piper Jaffray's written opinion is attached to this document as Annex C and is incorporated into this document by reference.

         While U.S. Bancorp Piper Jaffray rendered its opinion and provided certain analyses to the board of directors, U.S. Bancorp Piper Jaffray was not requested to and did not make any recommendation to the board of directors as to the specific form or amount of the consideration to be received by the holders of our common stock in the proposed merger. U.S. Bancorp Piper Jaffray's opinion, which was directed to our board of directors, addresses only the fairness, from a financial point of view, of the proposed consideration payable to the holders of our common stock in the proposed merger, does not address our underlying business decision to proceed with or effect the merger or structure thereof, or the relative merits of the merger compared to any alternative business strategy or transaction in which we might engage and does not constitute a recommendation to any of our stockholders as to how to vote in the merger.

         In arriving at its opinion, U.S. Bancorp Piper Jaffray's review included:

          o    a draft dated January 12, 2003 of the merger agreement;

          o certain publicly available financial, operating and business information related to Bionx;

          o certain publicly available market and securities data of Bionx and of selected public companies deemed comparable to Bionx;

          o to the extent publicly available, financial terms of certain acquisition transactions deemed comparable to the proposed merger; and

          o certain internal financial information of Bionx prepared for financial planning purposes and furnished by its management.

         In addition, U.S. Bancorp Piper Jaffray visited our headquarters and conducted discussions with members of our senior management concerning the financial condition, current operating results and business outlook for Bionx.

         The following is a summary of the material analyses and other information that U.S. Bancorp Piper Jaffray prepared and relied on in delivering its opinion to our board of directors:

Implied Consideration

         Giving effect to the $4.35 per share cash consideration and the outstanding Bionx common shares and common share equivalents, U.S. Bancorp Piper Jaffray calculated the aggregate implied fully diluted equity value of the cash consideration payable in the transaction for Bionx common stock to be approximately $48.3 million (using the treasury stock method to value all stock options). U.S. Bancorp Piper Jaffray also calculated the implied "enterprise value" (equity value plus debt less cash) of Bionx to be approximately $44.4 million as of January 12, 2003.

Market Analysis

         U.S. Bancorp Piper Jaffray reviewed the stock trading history of Bionx common stock at the dates or for the periods indicated below:

          Closing price on January 10, 2003........................$3.00
          30 trading day closing average...........................$3.13
          60 trading day closing average...........................$2.70
          26 week high closing price...............................$4.50
          26 week low closing price................................$1.54
          52 week high closing price...............................$5.65
          52 week low closing price................................$1.54

Comparable Company Analysis

         U.S. Bancorp Piper Jaffray compared financial information and valuation ratios relating to Bionx to corresponding data and ratios from sixteen publicly traded companies deemed comparable to Bionx. Two groups of eight companies each were selected from companies in the medical technology industry: medical technology companies focused on orthopedics (the Orthopedic Group) and medical technology companies with market capitalizations between $20 million and $75 million (the Micro-Cap Medical Technology Group).

This analysis produced multiples of selected valuation data as follows:

                Orthopedic Group
                ----------------
                                                   Bionx (1)                       Selected Companies
                                                   --------                        ------------------
                                                                     Low           Mean         Median        High
                                                                     ---           ----         ------        ----
Enterprise value                                    $44.4          $48.8        $185.1         $134.5      $430.0
2002 revenue growth                                  (2.3%)          5.6%         13.7%          13.6%       23.2%
2003 revenue growth                                  19.7%           3.7%         15.3%          14.8%       24.0%
Enterprise value to latest twelve months              2.4x           0.8x          2.1x           2.0x        4.0x
revenue
Enterprise value to 2003 revenue                      2.0x           0.8x          1.7x           1.5x        3.0x
Enterprise value to latest twelve months             76.5x           6.1x         16.4x          18.0x       22.9x
earnings before interest, taxes, depreciation
and amortization
Calendar 2003 price to earnings ratio                32.5x          14.0x         20.1x          20.2x       23.7x

-------------
(1) Based on $4.35 per share consideration.


      Micro-Cap Medical Technology Group
      ----------------------------------
                                                   Bionx (1)                     Selected Companies
                                                   --------                      ------------------
                                                                     Low         Mean          Median       High
                                                                     ---         ----          ------       ----
Enterprise value                                    $44.4           $0.6         $34.1          $33.2       $66.1
2002 revenue growth                                  (2.3%)         (1.1%)        11.9%           9.4%       31.0%
2003 revenue growth                                  19.7%           9.8%         20.0%          16.3%       37.8%
Enterprise value to latest twelve months              2.4x           0.5x          1.6x           1.9x        2.3x
revenue
Enterprise value to 2003 revenue                      2.0x           0.4x          1.2x           1.4x        1.7x
Enterprise value to latest twelve months             76.5x           0.2x         17.6x          20.2x       35.8x
earnings before interest, taxes, depreciation
and amortization
Calendar 2003 price to earnings ratio                32.5x          13.3x         14.3x          14.3x       15.3x

------------
(1) Based on $4.35 per share consideration.


Selected Transaction Analysis

         U.S. Bancorp Piper Jaffray reviewed ten acquisition transactions (the Selected Transactions) involving transactions that it deemed comparable to the merger. It selected these transactions by searching public filings, analysts' reports and other sources and by applying the following criteria:

     o transactions where the target manufactures devices for the ENT, Orthopedic or Neurosurgery markets;

     o transactions involving target companies with enterprise values less than $200 million;

     o    transactions that were announced or completed since January 1, 1997;
          and

     o transactions in which the acquiring company purchased a controlling interest in the target.

U.S. Bancorp Piper Jaffray compared the resulting multiples of selected valuation data to multiples for Bionx derived from the consideration payable in the merger.


                                                    Bionx (1)                     Selected Transactions
                                                    --------                      ---------------------
                                                                     Low           Mean         Median        High
                                                                     ---           ----         ------        -----
Forward twelve months revenue growth                 19.7%           0.0%         26.6%          19.2%       58.4%
Latest twelve months revenue growth                  (1.8%)         (3.0%)        32.8%          31.9%       80.0%
Enterprise value to forward twelve months             2.0x           1.0x          2.2x           2.0x        3.7x
revenue
Enterprise value to latest twelve months              2.4x           1.3x          2.9x           2.7x        5.0x
revenue

-----------
(1) Based on $4.35 per share consideration.

Premiums Paid Analysis

         U.S. Bancorp Piper Jaffray reviewed publicly available information for a group of sixty-five selected pending or completed acquisition transactions since January 1, 1997 involving medical technology companies and a change of control.

         The table below shows a comparison of those premiums to the premium that would be paid to Bionx stockholders based on the implied value payable in the merger. The premium calculations for Bionx stock are based upon an assumed announcement date of January 10, 2003.

                                                   Bionx (1)                      Selected Transactions
                                                   --------                       ---------------------
                                                                     Low           Mean         Median      High
                                                                     ---           ----         ------      ----
One week before announcement (2)                     29.9%          (7.7%)        37.3%          35.8%      111.3%
One month before announcement (3)                    55.4%           1.7%         51.2%          48.7%      120.9%
30 day average premium (4)                           39.0%


------------
(1) Based on $4.35 per share consideration.
(2) Bionx premiums based on Bionx closing stock price of $3.35 on January 3, 2003.
(3) Bionx premiums based on Bionx closing stock price of $2.80 on December 13, 2002.
4)  30 trading days ended on January 10, 2003 - average of $3.13 per share.

Bionx Discounted Cash Flow Analysis

         U.S. Bancorp Piper Jaffray performed a discounted cash flow analysis for Bionx in which it calculated the present value of the projected hypothetical future cash flows of Bionx using internal financial planning data prepared by Bionx management. U.S. Bancorp Piper Jaffray estimated a range of theoretical values for Bionx based on the net present value of its implied annual cash flows and a terminal value for Bionx at a calendar year end 2007 calculated based upon a multiple of revenue. U.S. Bancorp Piper Jaffray applied a range of discount rates of 20% to 30% and a range of revenue multiples of 1.8x to 2.2x to derive a terminal value in 2007. This analysis yielded the following results:


                                                  Based on $4.35 per share                Projected (1)
                                                        consideration             Low           Mid         High
                                                  ------------------------        ---           ----        -----
Aggregate equity value ($ millions)                          $48.3               $31.8          $40.1        $51.1

Fully diluted per share value of Bionx                       $4.35               $2.93          $3.65        $4.58

-------------
(1) Based on terminal revenue multiples of 1.8x to 2.2x and discount rates of 20% to 30%.


         In reaching its conclusion as to the fairness of the merger consideration and in its presentation to the board of directors, U.S. Bancorp Piper Jaffray did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusion as to how the results of any given analysis, taken alone, supported its opinion. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analysis or summary description. U.S. Bancorp Piper Jaffray believes that its analyses must be considered as a whole and that selection of portions of its analyses and of the factors considered by it, without considering all of the factors and analyses, would create a misleading view of the processes underlying the opinion.

         The analyses of U.S. Bancorp Piper Jaffray are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in any analysis for purposes of comparison is identical to Bionx or the merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which Bionx was compared and other factors that could affect the public trading or transactional value of the companies.

         For purposes of its opinion, U.S. Bancorp Piper Jaffray relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided to it by Bionx, or otherwise made available to it, and did not assume responsibility for the independent verification of that information. U.S. Bancorp Piper Jaffray relied upon the assurances of the management of Bionx that the information provided to it by Bionx was prepared on a reasonable basis, and the financial planning data and other business outlook information reflects the best currently available estimates and judgment of management, and management was not aware of any information or facts that would make the information provided to U.S. Bancorp Piper Jaffray incomplete or misleading. U.S. Bancorp Piper Jaffray expressed no opinion as to such financial planning data and other business outlook information or the assumptions on which they are based.

         For purposes of its opinion, U.S. Bancorp Piper Jaffray assumed that the merger will be consummated pursuant to the terms of the merger agreement without material modifications thereto and without waiver by any party of any material conditions or obligations thereunder. U.S. Bancorp Piper Jaffray undertook no independent analysis of any owned or leased real estate, or any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which Bionx or its affiliates was a party or may be subject and U.S. Bancorp Piper Jaffray's opinion made no assumption concerning and therefore did not consider the possible assertion of claims, outcomes or damages arising out of any such matters.

         In arriving at its opinion, U.S. Bancorp Piper Jaffray did not perform any appraisals or valuations of any specific assets or liabilities of Bionx and was not furnished with any such appraisals or valuations. U.S. Bancorp Piper Jaffray expressed no opinion as to the price at which shares of Bionx common stock have traded or at which such shares may trade following announcement of the merger or at any future time. U.S. Bancorp Piper Jaffray's opinion addressed only the merger consideration to be received by holders of the common stock of Bionx and no other transaction terms or arrangements, or the ability of CONMED to fund the merger consideration. The opinion is based on information available to U.S. Bancorp Piper Jaffray and the facts and circumstances as they existed and were subject to evaluation on the date of the opinion. Events occurring after that date could materially affect the assumptions used in preparing the opinion. U.S. Bancorp Piper Jaffray has not undertaken to and is not obligated to update, revise or reaffirm its opinion or otherwise comment on any events occurring after the date it was given.

         U.S. Bancorp Piper Jaffray, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of its business, U.S. Bancorp Piper Jaffray and its affiliates may actively trade securities of Bionx for their own accounts or the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

         Under the terms of the engagement letter dated October 31, 2001, Bionx has paid to U.S. Bancorp Piper Jaffray a retainer of $75,000 and a fee of $500,000 for rendering its opinion. Bionx has agreed to pay U.S. Bancorp Piper Jaffray an additional fee of $750,000 in the event of the consummation of the merger. Whether or not the transaction is consummated, Bionx has agreed to pay certain out-of-pocket expenses of U.S. Bancorp Piper Jaffray and to indemnify U.S. Bancorp Piper Jaffray against certain liabilities incurred. U.S. Bancorp Piper Jaffray has no other material relationship with us or any of our affiliates, and has no material relationship with CONMED.

Interests of Certain Persons in the Merger that Differ From Your Interests

         In considering the recommendations of our board of directors with respect to the merger, our stockholders should be aware that certain members of our board of directors and management may have interests in the merger agreement and the transactions contemplated thereby that are in addition to the interests of our stockholders generally. These interests include the following:

          o Directors' and Officers' Indemnification. CONMED has agreed that, from and after the closing of the merger, it will indemnify and hold harmless each present and former director and officer of Bionx (determined immediately prior to the merger) against any costs incurred in connection with any claim arising out of matters existing or occurring at or prior to the merger to the fullest extent that Bionx would have been permitted under Pennsylvania law and its articles of incorporation and by-laws currently in effect to indemnify such persons.

          o Maintenance of Directors' and Officers' Insurance. CONMED has agreed that for six years after the merger, it will maintain in effect a directors and officers liability insurance policy covering those persons currently covered by our current directors and officers liability insurance policy for acts or omissions that occurred prior to the merger on terms with respect to such coverage and amounts no less favorable in any material respect than the terms in effect under our current directors and officers liability insurance policy; provided that CONMED is not required to pay an annual premium to the extent in excess of 300% of the last annual premium we paid for such insurance. If the annual premiums for such coverage exceed that maximum amount, CONMED is obligated to obtain a policy with the greatest standard coverage amount available for a cost not exceeding such maximum amount.

          o Employment Arrangements. Completion of the merger will constitute a "change of control" under various agreements with certain officers of Bionx. These individuals will be entitled to receive severance payments under those agreements aggregating approximately $300,000 excluding the cost of certain continuing benefits. Other potential severance obligations upon the closing of the merger aggregate another $300,000. In addition, Bionx may grant up to $200,000 in stay bonuses to encourage certain employees to remain as employees of Bionx until the merger is completed. These bonuses are conditioned on the applicable employee remaining with Bionx (unless terminated without cause) until the later of (x) three months after the closing of the merger or (y) August 1, 2003. See also "Payment of Cash for Our Stock Options".

Material United States Federal Income Tax Consequences

         This section summarizes the material United States federal income tax consequences of the merger. This discussion does not address the consequences of the merger under state, local or foreign law, nor does it address all aspects of federal income taxation that may be relevant in light of particular circumstances. We encourage our stockholders to consult their own tax advisor about the specific tax consequences of the proposed merger, including the application and effect of state, local, foreign and other tax laws, changes in tax laws and tax return reporting requirements. Special tax consequences not described in this proxy statement may apply to particular classes of taxpayers, such as:

o   a partnership or other pass-through entity;
o   a stockholder that is not a citizen or resident of the United States;
o   a financial institution or insurance company;
o   a mutual fund;
o   a tax-exempt organization;
o   a dealer or broker in securities or foreign companies;
o   traders in securities that elect the mark-to-market method;
o a stockholder that holds our stocks as part of a hedge, appreciated financial position, straddle or conversion transaction; or
o a stockholder that acquired our stock through the exercise of an employee stock option plan or otherwise as compensation.

         The receipt of cash in exchange for shares of our common stock will be a taxable transaction for federal income tax purposes under the Internal Revenue Code of 1986, as amended, and also may be a taxable transaction under applicable state, local, foreign and other laws. Generally, for federal income tax purposes, a stockholder will recognize gain or loss in an amount equal to the difference between the amount of cash that the stockholder receives in the merger and his or her adjusted basis in the shares of our common stock surrendered in the merger. For federal income tax purposes, any gain or loss will be capital gain or loss to the stockholder if the common stock was held as a capital asset. It will generally be long-term capital gain or loss only if the stockholder held shares of our stock for more than one year. A lower capital gains rate may apply if the stockholder held shares of our stock for more than five years.

         Payments to a stockholder in connection with the merger may be subject to 30% "backup withholding" unless the stockholder provides a taxpayer identification number or social security number and certifies that the number is correct or properly certifies that the stockholder has applied for and is waiting for a number. Certain holders (including all corporations and certain foreign individuals) are not subject to these backup withholding requirements. If backup withholding applies to a stockholder, CONMED will be required to withhold 30% of any payments made in the merger to that stockholder. Backup withholding is not an additional tax; it is an advance tax payment and is subject to refund if it results in an overpayment of tax.

         Bionx will not recognize gain or loss for federal income tax purposes as a result of the merger. Shares of our common stock owned by CONMED or Arrow Merger Corporation at the time of the merger will be canceled in the merger without the payment of any consideration with respect to those shares. Neither CONMED nor Arrow Merger Corporation will recognize gain or loss with respect to our common stock owned by them upon consummation of the merger to the extent that such shares are transferred to CONMED prior to consummation of the merger.

         This discussion is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Department regulations, judicial authority and current administrative ruling and practice, all as in effect as of the date of this proxy statement. Future legislative, judicial or administrative changes or interpretations could change the statements and conclusions above, and could have retroactive effect. We disclaim any obligation to update this discussion as a result of these changes or interpretations.

Anticipated Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting in accordance with accounting principles generally accepted in the United States. This means that CONMED will record as goodwill the excess of the purchase price of Bionx over the fair value of our identifiable assets, including intangible assets and liabilities. Upon closing of the merger, CONMED will be treated as the continuing reporting entity, and CONMED's historical results of operations will become those of the continuing combined company.

Regulatory Approvals Relating to the Merger

         We are not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained to consummate the transactions, other than the filing of articles of merger with the Department of State of the Commonwealth of Pennsylvania and the filing of this proxy statement with the SEC. If any additional approvals or filings are required, we will use our commercially reasonable efforts to obtain those approvals and make any required filings before completing the merger.

Completion and Effectiveness of the Merger

         Completion of the merger will occur as soon as practicable after all of the conditions to the merger are satisfied or waived. The merger will become effective when articles of merger are filed with the Department of State of the Commonwealth of Pennsylvania. Bionx and CONMED are working toward completing the merger as quickly as possible and hope to complete the merger shortly after the special meeting. However, as discussed in "THE MERGER AGREEMENT - Conditions Precedent," there are several conditions that must be satisfied or waived before the merger can occur. We cannot assure our stockholders that the merger will occur.

Payment of Cash for Our Securities

         Upon completion of the merger, each share of our common stock outstanding immediately before the merger will automatically be converted into the right to receive $4.35 in cash, without interest.

         If stockholders sell their common stock prior to the merger, the right to receive the cash merger consideration will pass to the person to whom the stockholder transferred the shares. Promptly after the merger is completed, CONMED's disbursing agent will mail to each stockholder of record as of the completion of the merger a letter of transmittal and instructions for surrendering our stock certificates in exchange for cash. Each holder of a certificate representing shares of our stock will no longer have any rights with respect to the shares of stock, except the right to receive the applicable merger consideration. When a stockholder surrenders such stock certificates to the disbursing agent, together with a properly completed letter of transmittal and any other required documents, the stock certificates will be canceled and the stockholder will receive $4.35 in cash, without interest, for each share of common stock owned as of the effective time of the merger.

         After completion of the merger, there will be no more transfers on our records of certificates representing shares of common stock. If certificates are presented to us or our transfer agent for transfer, the certificates will be canceled and in exchange the holder will receive the cash merger consideration, without interest, for each share of common stock represented by the certificate. Until surrendered, each certificate formerly representing shares of common stock will be deemed after completion of the merger to represent only the right to receive the cash merger consideration, without interest, upon surrender of the certificate. No interest or other payment will be paid or will accrue on the cash payment.

         Stockholders should not send their stock certificates to us, CONMED or any other party until they have received transmittal forms. Stockholders should not return their stock certificates with the enclosed proxy card.

Payment of Cash for Our Stock Options

         Immediately prior to the effective time of the merger, all options to purchase our common stock, whether or not vested or exercisable, will be canceled and have no further force and effect. As consideration for such cancellation, each of our canceled options will thereafter represent the right to receive an amount in cash equal to the product of (i) the number of shares of our common stock issuable upon exercise of the option multiplied by (ii) the excess, if any, of $4.35 per share over the exercise price per share payable under the option, less any required withholding taxes.

Delisting of Our Common Stock After the Merger

         Our common stock is currently listed on The Nasdaq Stock Market. Because all of the shares of our common stock outstanding immediately before the merger will be canceled in exchange for the right to receive cash, our common stock will be delisted from Nasdaq if the merger is completed.

         Our common stock is currently registered under the Securities Exchange Act of 1934, as amended. CONMED intends to terminate the registration of our common stock promptly after the merger. The termination of the registration of our common stock under the Securities Exchange Act will mean that we will no longer be required to file various reports, such as Forms 10-K and 10-Q, with the SEC.

Financing for the Merger

         The funds to pay the total amount of the merger consideration to our stockholders will come from CONMED's available resources, including borrowings under its principal bank credit facility.

Past Contacts, Transactions or Negotiations

         Other than as described in the "Background of the Merger," and the litigation described in the following sentence, we and CONMED have not had any past contacts, transactions or negotiations. In 1998, Bionx and its Finnish subsidiary instituted suit against Linvatec Corp., a subsidiary of CONMED, asserting that one of Linvatec's products infringes a specified U.S. patent licensed by Bionx. The parties are presently engaged in settlement discussions.

                              THE MERGER AGREEMENT

         The following is a summary of the material terms of the merger agreement. The summary is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated herein by reference. We encourage you to read the merger agreement because it, and not this summary, is the legal document that governs the merger.

Structure

         The merger agreement provides that, subject to the satisfaction or waiver of certain conditions, Arrow Merger Corporation, a wholly-owned subsidiary of CONMED, will be merged with and into us. Following the merger, the separate existence of Arrow Merger Corporation will cease and we will continue as the surviving corporation and a wholly-owned subsidiary of CONMED. When the merger occurs, each share of our issued and outstanding common stock will be converted into the right to receive, in cash, without interest, $4.35.

         In addition, in connection with the merger, we have agreed to cancel all options to purchase our common stock prior to the effective time of the merger, and pay to the holder of each option an amount of cash equal to the product of (i) the number of shares of our common stock issuable upon exercise of the option multiplied by (ii) the excess, if any, of $4.35 per share over the exercise price per share payable under the option, less any required withholding taxes.

Effective Time of the Merger

         The merger agreement provides that the closing of the merger will take place on the first business day after the date on which the last to be fulfilled or waived of all of the conditions contained in the merger agreement (except for those that by their nature are to be satisfied at closing), are satisfied or waived or at such other time as the parties agree. Concurrently with the closing, we and CONMED will file articles of merger with the Department of State of the Commonwealth of Pennsylvania to complete the merger. The merger will become effective when the articles of merger have been duly filed with the Commonwealth of Pennsylvania, or at such other time as the parties may specify in the articles.

         Completion of the merger could be delayed if there is a delay in satisfying the conditions to the merger. There can be no assurances as to whether, or when, the conditions to completing the merger will be satisfied or that the parties will complete the merger. If the merger is not completed on or before July 31, 2003, either CONMED or we may terminate the merger agreement (but a party may not terminate the merger agreement if its failure to fulfill any of its obligations under the merger agreement has been the cause of the merger not being completed by that date).

         As of the effective time of the merger, our articles of incorporation and bylaws will be the articles of incorporation and bylaws of the surviving corporation and the directors and officers of Arrow Merger Corporation at the effective time shall become the directors and officers of the surviving corporation.

Surrender and Exchange of Share Certificates

         Immediately prior to the effective time of the merger, CONMED will deposit with a disbursing agent in a separate fund immediately available funds in an amount necessary to make the required payments to our stockholders pursuant to the merger agreement. Promptly after the effective time of the merger, the disbursing agent will send transmittal materials (approved by us in form and substance prior to the effective time of the merger) containing instructions for use in effecting the exchange of stock certificates for the merger consideration to each person who holds our common stock.

         Each holder of our common stock immediately prior to the effective time of the merger, upon surrender to the disbursing agent of their stock certificate or certificates together with a duly executed and completed transmittal letter in accordance with the instructions to be provided by the disbursing agent, will be paid the merger consideration owed to such holder pursuant to the merger agreement. Until so surrendered, each certificate evidencing our common stock that, prior to the effective time of the merger, represented shares of our common stock will be deemed from and after the effective time of the merger, for all corporate purposes, to represent solely the right to receive the applicable merger consideration upon surrender of the certificate. No interest shall be paid or will accrue on any cash payable to holders of certificates of our common stock.

         To request transmittal materials from the disbursing agent please contact:

                          Registrar & Transfer Company
                               10 Commerce Drive
                               Cranford, NJ 07016
                                 (800) 368-5948

Treatment of Stock Options

         We have agreed to cancel, immediately prior to the effective time of the merger, all options to purchase our common stock, whether or not vested or exercisable. We have agreed to pay the holder of each option, as consideration for such cancellation, an amount of cash equal to the product of (i) the number of shares of our common stock issuable upon exercise of the option multiplied by
(ii) the excess, if any, of $4.35 per share over the exercise price per share payable under the option, less any required withholding taxes. We are required to use our best efforts to ensure that former holders of our stock options will have no rights other than the right to receive their respective cash payments, including obtaining consents from all holders of stock options granted under our Investment Plan, all of which have been received.

Representations and Warranties

         Our Representations and Warranties

         The merger agreement contains representations and warranties made by us to CONMED, including representations and warranties relating to:

         o due organization, valid existence, corporate power, good standing and other corporate matters;

         o authorization, execution, delivery and enforceability of the merger agreement;

         o    our capital structure;

         o    our significant subsidiaries and equity interests;

         o absence of a conflict with our certificate of incorporation or bylaws or a material conflict with any agreement, law or governmental order applicable to us;

         o regulatory filings, consents or approvals required to complete the merger;

         o reports and financial statements we filed with the SEC and the accuracy of the information in those documents;

         o    ownership of equipment;

         o    material contracts;

         o    ownership of real property;

         o    permits to conduct our business;

         o    intellectual property;

         o    undisclosed liabilities;

         o    tax matters;

         o    circumstances having a material adverse effect on our business;

         o matters relating to the Employee Retirement Income Security Act of 1974, as amended, and other compliance and compensation matters (including retirement and other employee benefit plans);

         o    insurance;

         o compliance with applicable laws, including the Federal Food, Drug and Cosmetic Act;

         o    litigation;

         o the absence of certain events, including events that were not in the ordinary course of business;

         o    environmental matters;

         o    employees and labor relations;

         o    brokers' and finders' fees with respect to the merger;

         o    applicability of any anti-takeover statutes;

         o accuracy of information we supplied for inclusion in this proxy statement;

         o    customers and suppliers;

         o    inventory;

         o    ISO 9001 Certification;

         o    the required vote for approval; and

         o    the fairness opinion.

         CONMED Representations and Warranties

         The merger agreement also contains representations and warranties made by CONMED to us, including representations and warranties relating to:

         o due organization, corporate power and other corporate matters relating to CONMED and Arrow Merger Corporation;

         o authorization, execution, delivery and enforceability of the merger agreement;

         o absence of a conflict with the certificate of incorporation or bylaws of CONMED or Arrow Merger Corporation or a material conflict with any agreement, law or governmental order applicable to either of them;

         o regulatory filings, consents or approvals required to complete the merger;

         o    the sufficiency of CONMED's funds to complete the merger;

         o    Arrow Merger Corporation's formation;

         o    CONMED's ownership of our common stock; and

         o accuracy of information CONMED supplied in writing for inclusion in this proxy statement.

         The representations and warranties of each of the parties to the merger agreement will expire upon completion of the merger or termination of the merger agreement.

Conduct of Business Prior to the Merger

         With respect to the period from the date of the merger agreement through the effective time of the merger, we have, among other things, agreed:

         o to carry on our business in the ordinary course of business and consistent with past practice;

         o    not to sell or pledge any stock we own in our subsidiaries;

         o    not to amend our articles of incorporation or bylaws;

         o    not to split, combine or reclassify any of our capital stock;

         o    not to declare or pay any dividends;

         o    not to redeem or otherwise acquire any of our capital stock;

         o not to enter into any new agreements with any of our officers, directors or employees, or grant any increase in compensation or benefits (subject to certain exceptions provided for in the merger agreement);

         o    not to make any material tax election;

         o not to make any loans to employees, other than advances in the ordinary course of business;

         o not to assume, endorse, guarantee or otherwise become liable for the material obligations of any other person (other than our subsidiaries);

         o not to waive, release or assign material rights (subject to certain exceptions provided for in the merger agreement);

         o not to permit any insurance naming us as a beneficiary or loss-payable payee to be canceled or terminated except in the ordinary course of business;

         o not to acquire, dispose of or lease any of our assets other than in the ordinary course of business;

         o    not to incur, assume or prepay any material indebtedness;

         o    not to enter into or terminate any material contract;

         o    not to settle or compromise any material claims or litigation;

         o not to issue any shares of our capital stock (other than the issuance of our common stock upon the exercise of outstanding stock options); and

         o not to make capital expenditures in excess of $25,000 individually or $250,000 in the aggregate.

         We may seek waivers from these proscriptions. CONMED has agreed that it will not unreasonably withhold its consent to such waivers.

Access to Information

         The merger agreement provides that pending the merger we will, and will cause our subsidiaries to:

         o give CONMED and its representatives access at all reasonable times to our officers, employees, agents, properties, books and records; and

         o furnish CONMED and its representatives with all information and data as they may reasonably request.

Notification of Developments

         The merger agreement provides that, pending the effectiveness of the merger, the parties shall promptly advise each other of:

         o the occurrence or failure to occur of any event which would be likely to cause any representation or warranty made by such party in the merger agreement to be untrue or inaccurate in any material respect; and

         o any material failure to comply with or satisfy any covenant or condition to be complied with or satisfied under the merger agreement.

         We are required to give CONMED prompt notice of any change that could result in a Material Adverse Effect. "Material Adverse Effect" is defined in the merger agreement to mean any development, effect or change that, individually, or in the aggregate with such other developments, effects or changes, has had, or could reasonably be expected to have, a material adverse effect on the financial condition, business, revenues, results of operations, properties, assets or liabilities of Bionx and its subsidiaries, taken as a whole, other than any such development, effect or change resulting from:

         o the loss of revenues from our sales agents, distributors or dealers resulting from the announcement of the merger agreement or any payments made by us to distributors to assist in their retention as provided in the merger agreement;

         o changes in general economic conditions in the United States or abroad, including, without limitation, any effect that acts of terrorism or outbreak of war have on such general economic conditions; or

         o legal, governmental or regulatory factors, including, without limitation, any effect that acts of terrorism or outbreak of war have on such legal, governmental or regulatory factors, generally affecting companies in our industry;

         provided in each case of the last two bullet points above, that we are not materially disproportionately affected, as compared to other companies in our industry, by such developments, effects, changes or factors.

Agreement Not to Solicit Other Offers

         We have agreed not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to any merger, reorganization, share exchange, consolidation, or similar transaction involving, or any purchase of, all or 25% or more of the assets or 25% or more of any equity securities of Bionx or any of our subsidiaries. We have also agreed that neither we nor our employees, agents or representatives will engage in any negotiations or provide any confidential information to or have any discussions with any person other than CONMED relating to such a transaction. In addition, we have agreed to notify CONMED immediately if we receive any such offers or proposals.

Reasonable Efforts

         We and CONMED have agreed to cooperate with one another and to use reasonable efforts to take all actions necessary to consummate the merger and the other transactions contemplated by the merger agreement, including:

         o    satisfying our respective conditions to closing; and

         o obtaining all necessary consents and approvals from governmental authorities and third parties, making all necessary registrations and filings, and taking all reasonable steps necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental authority.

Public Announcements

         We and CONMED have agreed to use reasonable efforts to consult with each other before issuing any press release or otherwise making any public statements, including making any filings with any governmental authority and responding to any press inquiry, in respect of the merger agreement or the merger, except as required by law or the rules of The Nasdaq Stock Market.

Employee Benefits

         After the effective time of the merger, all of our employees will, at CONMED's option, continue to be entitled to and receive the same benefits currently provided to our employees under our existing benefit plans for three months or be offered benefits similar to those available to CONMED's employees. After three months following the effective time of the merger, employees of the surviving corporation and its subsidiaries will receive such benefits as the then constituted management of the surviving corporation deems necessary and appropriate for CONMED, subject to consent and advice from CONMED's executive management. Service with us or any of our subsidiaries will be counted for all purposes for which service was recognized by us prior to the merger. Subject to the rules governing CONMED's benefit plans and applicable law, our employees will be eligible to participate in CONMED's 401(k) or other retirement plans on terms similar to the benefits provided to similarly situated employees of CONMED, with credit granted for purposes of eligibility and vesting for prior service with us and our subsidiaries, but not for purposes of accrual. CONMED has agreed to permit us to fully vest the accounts of the participants under our 401(k) plan effective as of the effective time of the merger.

Conditions Precedent

         The completion of the merger depends on the satisfaction or waiver of a number of conditions, including:

         Conditions to our and CONMED's obligations to close the merger:

         o The merger agreement and the transactions contemplated thereby must be adopted by the affirmative vote of a majority of the votes cast at the special meeting. Since persons having voting power with respect to approximately 51% of our common stock have entered into a voting agreement to vote in favor of the merger agreement, we expect this condition to be satisfied at the special meeting;

         o All consents and approvals required to be obtained from governmental authorities prior to closing the merger must be obtained. We do not expect that any such approvals will be required; and

         o There must be no law, regulation, judgment, injunction or other order of any court or governmental authority in effect that restrains or prohibits the closing of the merger and no proceeding instituted seeking such an order.

         Additional conditions to CONMED's obligations to close the merger:

         o Our representations and warranties contained in the merger agreement must be true and correct as of the date of the merger agreement and the closing date, except to the extent any representation or warranty speaks as of an earlier date; provided that this condition will be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect, as defined in the merger agreement, or could prevent or materially burden or materially impair our ability to close the merger;

         o We must have performed in all material respects all material obligations required to be performed by us prior to the closing of the merger;

         o Specified consents required under certain of our contracts must be obtained;

         o CONMED must have received resignations from all of our officers and directors; and

         o Our employment agreements with Gerard S. Carlozzi and Pertti Tormala must be in full force and effect and neither party may be in material default under those agreements.

         Additional conditions to our obligations to close the merger:

         o The representations and warranties of CONMED and Arrow Merger Corporation contained in the merger agreement must be true and correct as of the date of the merger agreement and the closing date (except to the extent any representation or warranty speaks as of an earlier date); provided that this condition will be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, could prevent or materially burden or materially impair CONMED's ability to close the merger; and

         o CONMED and Arrow Merger Corporation must have performed in all material respects all obligations required to be performed by them prior to the closing of the merger.

Termination

         We and CONMED may terminate the merger agreement by mutual consent. In addition, the merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger:

         o by us, if there has been a breach of any representation, warranty covenant or agreement made by CONMED and Arrow Merger Corporation in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement such that certain conditions precedent to the merger relating to the truth and accuracy of such representations and warranties would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice is given;

         o by CONMED, if our board of directors withdraws or adversely modifies in any material respect its approval or recommendation of the merger agreement or fails to reconfirm its recommendation in favor of the merger agreement within five business days after a written request by CONMED to do so, there has been a breach of any representation, warranty, covenant or agreement made by us in the merger agreement, or any such representation and warranty shall have become untrue after the date of the merger agreement such that certain conditions precedent to the merger relating to the truth and accuracy of such representations and warranties would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice is given or we or any of our affiliates, representatives or agents take any action that is proscribed by the non-solicitation provisions of the merger agreement;

         o by either party if the merger is not completed on or before July 31, 2003, but a party may not terminate the merger agreement if its failure to fulfill any of its obligations under the merger agreement has been the cause of the merger not being completed by that date;

         o by either party if our stockholders do not adopt the merger agreement and the transactions contemplated thereby by the requisite vote; or

         o by either party if any governmental authority has taken any action prohibiting the transactions contemplated by the merger agreement.

         We must pay a termination fee of $2.5 million to CONMED and reimburse CONMED for its out-of-pocket expenses (excluding investment banking fees) if:

         o CONMED terminates the merger agreement because our board of directors withdraws or adversely modifies in any material respect its approval or recommendation of the merger agreement or fails to reconfirm its recommendation in favor of the merger agreement within five business days after a written request by CONMED to do so; or

         o CONMED terminates the merger agreement because we, or any of our affiliates, representatives or agents take any action that is proscribed by the non-solicitation provisions of the merger agreement.

Amendments

         The merger agreement may be amended by action of the parties at any time before or after approval by our stockholders and prior to the effective time of the merger; provided, however, that after the approval by our stockholders, no amendment may be made which by law or in accordance with the rules of the Nasdaq Stock Market requires further approval by our stockholders without such further approval. The merger agreement may only be amended by a written instrument signed on behalf of each of the parties.

Extension and Waiver

         At any time prior to the effective time of the merger, each party may, to the extent legally allowed:

          o extend the time for the performance of any of the obligations or other acts of the other party; or

          o waive compliance by the other party with any of the agreements or conditions contained in the merger agreement.

         To be effective against a party, any extension or waiver must be in writing and signed on behalf of such party.

Fees and Expenses

         The parties will pay their respective expenses incurred in connection with the merger agreement, including all fees and expenses of agents, representatives, counsel and accountants, except as described above under "Termination".

Voting Agreement

         Persons (including certain of our directors and executive officers) who, in the aggregate, control the voting power over 51.23% of the shares of our common stock (or 5,519,403 shares) are parties to a voting agreement, dated as of January 13, 2003, pursuant to which they have agreed to vote all of the shares of our common stock over which they have voting power in favor of the adoption of the merger agreement and the transactions contemplated thereby, including the merger, and against any similar alternative proposal or offer with respect to a transaction with a party other than CONMED. In addition, the stockholders who are party to this voting agreement have also agreed, if so directed by CONMED, to call a special meeting of our stockholders in order to vote on the merger. The voting agreement terminates upon the earliest to occur of (i) the termination of the merger agreement, (ii) the effective time of the merger and (iii) January 13, 2004. A copy of the voting agreement is included in this proxy statement as Annex B.

 OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" ADOPTION OF
         THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.


            STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth the beneficial ownership of shares of common stock as of December 31, 2002 by (i) the only stockholders of Bionx known by management to beneficially own more than 5% of Bionx's common stock, (ii) the directors of Bionx, (iii) the current executive officers and (iv) all directors and current executive officers of Bionx as a group. Shares covered by stock options are included in the table to the extent that they are exercisable through March 1, 2003.

                                                                     Shares of Common                Percentage
                                                                    Stock Beneficially              Beneficially
Beneficial Owner (1)                                                   Owned (1)(2)                    Owned
--------------------                                              --------------------           ----------------
Bionix B.V. (3)...............................................           2,588,254                     24.0
Terry D. Wall (4).............................................           3,255,509                     30.1
Intrinsic Value Asset Management Inc. (5).....................             760,700                      7.1
Dimensional Fund Advisors Inc. (6)............................             712,900                      6.6
Gerard S. Carlozzi (7)........................................              99,231                      *
David J. Bershad (8)..........................................             569,177                      5.3
Anthony J. Dimun (9)..........................................             340,438                      3.1
David H. MacCallum (10).......................................             146,366                      1.4
Pertti Tormala (11)...........................................           1,054,060                      9.8
Pertti Viitanen (12)..........................................             170,689                      1.6
Drew Karazin (13).............................................              86,249                      *
Dennis Mahoney (14)...........................................               8,000                      *
Richard L. Robbins (15).......................................               5,000                      *
All directors and current executive
officers as a group (10 persons) (16).........................           5,734,719                     51.4

* Represents less than 1% of the outstanding common stock.

         (1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, persons and entities named in the table have sole voting and investment power with respect to all shares of common stock and the address of the 5% stockholders is c/o Bionx, 1777 Sentry Parkway West, Gwynedd Hall, Suite 400, Blue Bell, Pennsylvania 19422.

         (2) Applicable percentage ownership is based on 10,773,397 shares of common stock outstanding as of December 31, 2002 together with applicable stock options for such stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Shares of common stock subject to stock options currently exercisable, or exercisable within 60 days after December 31, 2002, are deemed outstanding for computing the percentage ownership of the person holding such stock options but are not deemed outstanding for computing the percentage ownership of any other person. Each owner of an equity interest in Bionix B.V. (the "Dutch Company") is deemed to beneficially own a percentage of the shares of the common stock owned by the Dutch Company equal to such owner's proportionate equity interest in the Dutch Company.

         (3) Nearly all of the capital stock of the Dutch Company is owned by the former stockholders of Bionx's operating subsidiaries. The current Board of Directors of the Dutch Company includes Gerard
               S. Carlozzi, David J. Bershad, Anthony J. Dimun, Pertti Tormala, and Pertti Viitanen, who are directors or executive officers of Bionx. As of December 31, 2002, Messrs. Bershad, Dimun, and Wall beneficially owned capital stock of the Dutch Company representing, in the aggregate, approximately 22.0% of the equity of the Dutch Company's capital stock. As of December 31, 2002, Messrs. Tormala and Viitanen beneficially owned capital stock of the Dutch Company representing, in the aggregate, approximately 45.3% of the equity of the Dutch Company's capital stock. The remaining equity of the Dutch Company's capital stock is allocated among several other U.S. and Finnish investors.

         (4) Mr. Wall's shares include 51,700 shares of common stock issuable upon the exercise of vested stock options and 484,421 shares of common stock owned by the Dutch Company, representing Mr. Wall's proportionate equity interest in the shares of common stock owned by the Dutch Company. Mr. Wall has the right to cause the Dutch Company to transfer such 484,421 shares to him pursuant to an agreement with the Dutch Company. All of Mr. Wall's shares of common stock and of the Dutch Company's capital stock are held in an investment partnership which he controls.

         (5) The information set forth herein regarding Intrinsic Value Asset Management, Inc.'s beneficial ownership is based on a report on
               Schedule 13G filed by Intrinsic Value Asset Management with the SEC on December 17, 2001. The address of Intrinsic Value Management, Inc. is 29229 Heathercliff Road, Malibu, CA 90265.

         (6) The information set forth herein regarding Dimensional Fund Advisors Inc.'s beneficial ownership is based upon a report on
               Schedule 13G/A filed by it with the SEC on February 13, 2002. The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

         (7) Mr. Carlozzi's shares include 7,552 shares of common stock held within Bionx's Investment Plan and 91,679 shares issuable to Mr. Carlozzi upon the exercise of vested stock options.

         (8) Mr. Bershad's shares include 51,700 shares of common stock issuable upon the exercise of vested stock options and 50,736 shares of common stock owned by the Dutch Company, representing Mr. Bershad's proportionate equity interest in the shares of common stock owned by the Dutch Company. Mr. Bershad has the right to cause the Dutch Company to transfer such 50,736 shares to him pursuant to an agreement with the Dutch Company. A total of 331,686 of Mr. Bershad's shares of common stock and all of Mr. Bershad's shares of the Dutch Company's capital stock are held in an investment partnership which he controls.

         (9) Mr. Dimun's shares include 51,700 shares of common stock issuable upon the exercise of vested stock options and 34,679 shares of common stock owned by the Dutch Company, representing Mr. Dimun's proportionate equity interest in the shares of common stock owned by the Dutch Company. Mr. Dimun has the right to cause the Dutch Company to transfer such 34,679 shares to him pursuant to an agreement with the Dutch Company. All of Mr. Dimun's shares of common stock and the Dutch Company's capital stock are held in entities which he controls.

         (10) Mr. MacCallum's shares include 5,000 shares of common stock issuable upon the exercise of vested stock options and 26,900 shares of common stock owned by the Dutch Company, representing Mr. MacCallum's proportionate equity interest in the shares of common stock owned by the Dutch Company. Mr. MacCallum has the right to cause the Dutch Company to transfer such 26,900 shares to him pursuant to an agreement with the Dutch Company.

         (11) Professor Tormala's shares include 25,980 shares of common stock which Professor Tormala has the right to acquire upon exercise of options granted by the Issuer within 60 days after December 31, 2002, 2000 shares owned by his wife and 1,026,080 shares of common stock which represents his proportionate equity interest in 2,588,254 shares of common stock owned by Bionix, B.V., a Dutch company. Professor Tormala has the right to cause the Dutch Company to transfer such 1,026,080 shares to him pursuant to an agreement with the Dutch Company. That agreement enables Professor Tormala to direct the voting by the Dutch Company of a specified number of shares of Bionx's common stock held by the Dutch Company. As of December 31, 2002, that specified number equals 1,956,676, representing Professor Tormala's proportionate equity interest in the 2,588,254 shares of common stock owned by the Dutch Company (1,026,080 shares) and the proportionate equity interest of all other Finnish investors in such 2,588,254 shares (930,596 shares). The table above excludes from Professor Tormala's beneficial ownership the 930,596 shares attributable to the equity interests of such other Finnish investors.

         (12) Mr. Viitanen's shares include 24,910 shares of common stock issuable upon the exercise of vested stock options and 145,779 shares of common stock owned by the Dutch Company, representing Mr. Viitanen's proportionate equity interest in the shares of common stock owned by the Dutch Company. Mr. Viitanen has the right to cause the Dutch Company to transfer such 145,779 shares to him pursuant to an agreement with the Dutch Company. All of Mr. Viitanen's shares of common stock and the Dutch Company's capital stock are held in entities which he controls.

         (13) Mr. Karazin's shares include 22,123 shares of common stock held within Bionx's Investment Plan and 64,126 shares issuable to Mr. Karazin upon the exercise of vested stock options.

         (14) Mr. Mahoney's shares include 8,000 shares of common stock issuable upon the exercise of vested stock options.

         (15) Mr. Robbins' shares include 5,000 shares of common stock issuable upon the exercise of vested stock options.

         (16) Includes 379,795 shares of common stock issuable upon the exercise of vested stock options, and 1,768,595 shares of common stock owned by the Dutch Company, representing the current directors' and executive officers' proportionate equity interest in the 2,588,254 shares of common stock owned by the Dutch Company. As of December 31, 2002, the current directors and executive officers as a group beneficially owned approximately 68.3% of the equity associated with the capital stock of the Dutch Company. The current directors and executive officers of Bionx as a group have a right to vote substantially all of the 2,588,254 shares of common stock owned by the Dutch Company. If all such 2,588,254 shares were deemed to be beneficially owned by Bionx's current directors and executive officers, such persons as a group would be deemed to be the beneficial owners of 6,497,281 shares of common stock, representing 60.3% of the shares outstanding on December 31, 2002.


                           FORWARD-LOOKING STATEMENTS

         The information in this proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words "may", "will", "should", "estimates", "predicts", "potential", "continue", "strategy", "believes", "anticipates", "plans", "expects", "intends" and similar expressions. The forward-looking statements in this proxy statement regarding us and CONMED, including the combined company following the merger, relate to:

         o    general economic conditions;

         o    changes in applicable laws and regulations;

         o    industry trends;

         o    dependence upon and/or loss of key employees;

         o    vendors or customers;

         o    customer demand;

         o    product availability;

         o    competition (including pricing and availability);

         o    distribution of products; and

         o    operating efficiencies or synergies.

         You should not place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. These statements are based upon current expectations. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. All forward-looking statements are subject to risks and uncertainties that could cause actual events to differ materially from those projected. Further, we cannot assess the impact of each such factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those contained in such forward-looking statements include, but are not limited to: (i) the impact of the Bionx merger on CONMED's net income in 2003 and thereafter, (ii) the one-time charges to be recorded by CONMED in connection with the Bionx merger, (iii) the failure of any one or more of the assumptions of parties relating to the merger to prove to be correct; (iv) the risks relating to forward-looking statements discussed in CONMED's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the Prospectus dated May 22, 2002; (v) cyclical purchasing patterns from customers, end-users and dealers; (vi) timely release of new products, and acceptance of such new products by the market; (vii) the introduction of new products by competitors and other competitive responses; (viii) the possibility that any new acquisition or other transaction may require CONMED to reconsider its financial assumptions and goals/targets; (ix) CONMED's ability to devise and execute strategies to respond to market conditions; (x) Bionx's ability to implement previously announced initiatives; (xi) the timing and effect of regulatory responses to Bionx and/or (xii) the risks and uncertainties disclosed in Bionx's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.

                          FUTURE STOCKHOLDER PROPOSALS

         We intend to hold an annual meeting in 2003 only if the merger is not completed. Proposals of stockholders, including nominations for our board of directors, intended to be represented at the 2003 annual meeting of stockholders, in the event that it is held, should be submitted by certified mail, return receipt requested, and must be received at our executive offices on or before July 10, 2003, to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting.

                       WHERE YOU CAN FIND MORE INFORMATION

         CONMED and we file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, at prescribed rates. Public filings with the SEC are also available from commercial document retrieval services and at the web site maintained by the SEC at www.sec.gov.

         We have supplied all information in this proxy statement relating to Bionx Implants, Inc. and its subsidiaries. CONMED has supplied all information in this proxy statement relating to CONMED Corporation and Arrow Merger Corporation.

                                           By Order of the Board of Directors

                                           ------------------------------------
                                           Drew Karazin, Secretary
Blue Bell, Pennsylvania
February 18, 2003

                                                                         ANNEX A

                                                                  EXECUTION COPY


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER (this "Merger Agreement"), dated as of January 13, 2003, is by and among CONMED Corporation, a New York corporation (the "Purchaser"), Arrow Merger Corporation, a Delaware corporation and wholly owned subsidiary of the Purchaser ("Merger Sub"), and Bionx Implants, Inc., a Pennsylvania corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Purchaser and the Board of Directors of the Company have each determined that it is advisable to merge the Merger Sub with and into the Company (the "Merger") pursuant to this Merger Agreement, with the result that the holders of the outstanding shares (the "Shares") of Common Stock of the Company, par value $.0019 per share (the "Company Common Stock"), shall receive a payment in cash for each Share as provided in this Merger Agreement and the Company shall become a wholly owned subsidiary of the Purchaser;

         WHEREAS, the respective Boards of Directors of the Purchaser and the Company have determined that the Merger is in furtherance of and consistent with their respective business strategies and is in the best interest of their respective shareholders, and the Purchaser has approved this Merger Agreement and the Merger as the sole shareholder of Merger Sub; and

         WHEREAS, as a condition to and inducement to the Purchaser's and Merger Sub's willingness to enter into this Merger Agreement, simultaneously with the execution of this Merger Agreement, certain shareholders of the Company are entering into voting agreements with the Purchaser and Merger Sub (the "Voting Agreements").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Purchaser, Merger Sub and the Company hereby agree as follows:

                                 1. THE MERGER

         1.1 The Merger. Upon the terms and subject to the conditions set forth herein, at the Effective Time (as defined in Section 1.4 hereof), in accordance with this Merger Agreement and the Pennsylvania Business Corporation Law of 1988, as amended (the "Pennsylvania Law"), Merger Sub shall be merged with and into the Company, the separate existence of Merger Sub (except as may be continued by operation of law) shall cease, and the Company shall continue as the surviving corporation. The Company hereinafter sometimes is referred to as the "Surviving Corporation".

         1.2 Effect of the Merger. The Merger shall have the effects set forth in Section 1929 of the Pennsylvania Law.

         1.3 Closing. The closing of the Merger (the "Closing") shall take place
(i) at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York at 9:00 A.M. on the first business day after the date on which the last to be fulfilled or waived of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) shall be satisfied or waived in accordance with this Merger Agreement or (ii) at such other place and time and/or on such other date as the Company and Purchase may agree in writing (the "Closing Date").

         1.4 Consummation of the Merger. As soon as is practicable after the Closing, the parties hereto will cause the Merger to be consummated by filing Articles of Merger with the Department of State of the Commonwealth of Pennsylvania, in such form as required by, and executed in accordance with, the relevant provisions of applicable law. The time of the filing of the Articles of Merger with the Department of State of the Commonwealth of Pennsylvania is referred to herein as the "Effective Time".

         1.5 Articles of Incorporation; By Laws. The Articles of Incorporation and By-Laws of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and By-Laws of the Surviving Corporation, and thereafter shall continue to be its Articles of Incorporation and By-Laws until amended as provided therein and under Pennsylvania Law.

         1.6 Directors and Officers of Surviving Corporation.

             (a) The directors of Merger Sub shall be the initial directors of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

             (b) The officers of Merger Sub at the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and By-Laws of the Surviving Corporation, or as otherwise provided by law.

         1.7 Dissenters Rights. In accordance with Section 1571 of the Pennsylvania Law, no appraisal rights shall be available to holders of Shares in connection with the Merger.

                            2. Conversion and Payment

         2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Merger Sub, the Company or the holder of any of the securities of the Company or Merger Sub:

             (a) Each Share issued and outstanding immediately prior to the Effective Time (other than Shares to be canceled pursuant to Section 2.1(b) hereof) shall be canceled and extinguished and be converted into and represent the right to receive from the Surviving Corporation $4.35 in cash, without interest (the "Merger Consideration"). All such Shares, by virtue of the Merger and without any action on the part of the holders of the Shares, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall thereafter cease to have any rights with respect to such Shares, except the right to receive the Merger Consideration for such Shares upon the surrender of such certificate in accordance with Section 2.3.

             (b) Each Share issued and outstanding immediately prior to the Effective Time that is (i) held in the treasury of the Company or (ii) owned by the Purchaser or any direct or indirect subsidiary of the Purchaser (including the Merger Sub) shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, shall be canceled and retired and no payment shall be made with respect thereto.

             (c) Each share of common stock, par value $.0019 per share, of the Surviving Corporation issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock, no par value, of the Surviving Corporation.

         2.2 Payment Fund. Immediately prior to the Effective Time, the Purchaser shall deposit or shall cause to be deposited with the Disbursing Agent (as defined in Section 2.3 hereof) in a separate fund established for the benefit of the holders of Shares, for payment in accordance with this Article 2 through the Disbursing Agent (the "Payment Fund"), immediately available funds in amounts necessary to make the payments pursuant to this Article 2 to holders of Shares (other than the Company, the Purchaser, Merger Sub or any other subsidiary of the Purchaser). The Disbursing Agent shall, pursuant to irrevocable instructions delivered prior to the Effective Time, pay the Merger Consideration out of the Payment Fund.

         The Disbursing Agent shall invest portions of the Payment Fund as the Purchaser directs in obligations of or guaranteed by the United States of America, in commercial paper obligations receiving the highest investment grade rating from both Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, or in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1,000,000,000 (collectively, "Permitted Investments"); provided, however, that the maturities of Permitted Investments shall be such as to permit the Disbursing Agent to make prompt payment to former holders of Shares entitled thereto as contemplated by this Article 2. The Purchaser shall cause the Payment Fund to be promptly replenished to the extent of any losses incurred as a result of Permitted Investments. All earnings of Permitted Investments shall be paid to the Purchaser. If, for any reason (including losses incurred as a result of Permitted Investments), the Payment Fund is inadequate to pay the amounts to which holders of Shares shall be entitled under this
Article 2, the Purchaser shall in any event be liable for payment thereof. The Payment Fund shall not be used for any purpose except as expressly provided in this Merger Agreement.

         2.3 Payment of Cash for Shares. Each holder of a certificate or certificates representing Shares canceled upon consummation of the Merger pursuant to Section 2.1(a) hereof may thereafter surrender such certificate to a disbursing agent to be designated by the Purchaser and reasonably satisfactory to the Company (the "Disbursing Agent"), as agent for such holders of Shares, to effect the surrender of such certificates on their behalf for a period ending twelve months after the Effective Time. The Purchaser agrees that promptly after the Effective Time it will distribute to such holders a form of letter of transmittal and instructions (in the form and substance of a letter of transmittal and instructions to be approved by the Company prior to the

Effective Time, such approval not to be unreasonably withheld) for use in effecting the surrender of the certificates which, immediately prior to the Effective Time, represented Shares in exchange for payment therefor. Each such holder shall be entitled upon surrender of one or more certificates formerly representing Shares, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, to receive in exchange therefor a check representing the amount to which such holder is entitled in respect of the canceled Shares represented by such certificates after giving effect to any required federal, state or local withholding, transfer, stamp, sales or similar Taxes. Until so surrendered and exchanged, each such certificate shall, after the Effective Time, be deemed to represent only the right to receive such amount. If payment is to be made to a person other than the person in whose name a surrendered certificate is registered, it shall be a condition to such payment that the certificate so surrendered shall be endorsed or shall be otherwise in proper form for transfer, with the registered owner's signature guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, and that the person requesting such payment shall have paid any transfer and other Taxes required by reason of such payment in a name other than that of the registered holder of the certificate surrendered or shall have established to the satisfaction of the Purchaser or the Disbursing Agent that such Tax either has been paid or is not payable. If any of the cash deposited with the Disbursing Agent pursuant to Section 2.2 hereof for purposes of payment in exchange for such Shares remains unclaimed following the expiration of 180 days after the Effective Time, such cash shall be delivered to the Purchaser by the Disbursing Agent, and thereafter the Disbursing Agent shall not be liable to any persons claiming any amount of such cash and the surrender and exchange shall be effected directly with the Purchaser. None of Purchaser, the Surviving Corporation, the Disbursing Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. No interest shall accrue or be payable with respect to any amounts which any holder shall be entitled to receive. The Purchaser or the Disbursing Agent shall be authorized to pay the cash attributable to any certificate theretofore issued which has been lost or destroyed, but only upon receipt of satisfactory evidence of ownership of the Shares represented thereby and of appropriate indemnification. From and after the Effective Time, the holders of certificates evidencing ownership of Shares outstanding immediately prior to the Merger shall cease to have any rights with respect to such Shares except as otherwise provided herein or by law.

         2.4 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Merger Agreement and to vest the Surviving Corporation with full rights, title and possession to all assets, properties, rights, privileges, immunities and franchises of either the Company or Merger Sub, the officers and directors of each such corporation are fully authorized in the name of such corporation or otherwise to take, and shall take, all such lawful and necessary action.

         2.5 Transfer of Shares After Effective Time. No transfers of Shares shall be made on the stock transfer books of the Surviving Corporation at or after the Effective Time.

         2.6 Exercise and Cancellation of Company Options. Prior to the Effective Time, the Board of Directors of the Company or, if appropriate, a committee thereof shall adopt appropriate resolutions and take all other actions necessary and appropriate to provide that, immediately prior to the Effective Time, each unexpired and unexercised option or similar right to purchase Company Common Stock (the "Company Options or the "Stock Options") under the Company's Stock Option Plan (as defined in Section 4.4 hereof) or Investment Plan (as defined in Section 4.4 hereof) or any stock option plan, agreement or arrangement of the Company (collectively, the "Company Stock Option Plans") shall become exercisable and vested with respect to all of the shares of Company Common Stock subject thereto, and, immediately prior to the Effective Time shall be cancelled (except to the extent that such cancellation is not permitted under the terms of the Company's Investment Plan) and, in exchange therefore, each former holder of any such cancelled Company Option shall be entitled to receive, in consideration of the cancellation of such Company Option and in settlement therefore, a payment in cash (subject to any applicable Taxes required by applicable law to be withheld) in an amount equal to the product of (A) the total number of shares of Company Common Stock previously subject to such Company Option and (B) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock previously subject to such Company Option (such amounts payable hereunder with respect to all Company Options being referred to as the "Option Payments"). From and after the Effective Time, any such cancelled Company Option shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the payment of the Option Payment. The Company shall use its best efforts to ensure that former holders of Company Options will have no rights other than the right to receive their respective portion of the Option Payments, including obtaining consents from holders of Company Options under the Company's Investment Plan. The Company has delivered to the Purchaser consents signed by holders of Company Options covering all but 18,624 of the shares issuable upon exercise of Company Options granted pursuant to the Company's Investment Plan and shall use its best efforts to obtain similar consents from all other holders of such Company Options as soon as practicable. The Purchaser shall cause the Surviving Corporation to pay any Option Payment not paid prior to the Effective Time.


               3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER


         The Purchaser represents and warrants to the Company as follows:

         3.1 Organization and Qualification. Each of the Purchaser and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate power to carry on its respective business as now conducted. The Purchaser is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified is not reasonably likely to have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

         3.2 Authority Relative to this Merger Agreement. Each of the Purchaser and Merger Sub has the requisite corporate power and authority to enter into this Merger Agreement and to carry out its respective obligations hereunder. The execution and delivery of this Merger Agreement by the Purchaser and Merger Sub and the consummation by the Purchaser and Merger Sub of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of the Purchaser and Merger Sub and by the Purchaser as the sole shareholder of Merger Sub, and no other corporate proceedings on the part of the Purchaser or Merger Sub are necessary to authorize this Merger Agreement and the transactions contemplated hereby. This Merger Agreement has been duly executed and delivered by the Purchaser and Merger Sub and constitutes a valid and binding obligation of each such entity. Neither the Purchaser nor Merger Sub is subject to or obligated under any provision of (i) its respective Certificate or Articles of Incorporation or By-Laws, (ii) any contract, agreement, mortgage, indenture or other document, (iii) any license, franchise or permit or (iv) any law, regulation, order, judgment or decree, which would be breached or violated or in respect of which a right of termination or acceleration or any encumbrance on any of its assets would be created by its execution and performance of this Merger Agreement, except (as to (ii), (iii) or (iv) above) where such breach, violation or right would not individually, or in the aggregate, prevent or materially delay the Purchaser or Merger Sub from performing its obligations under this Merger Agreement. The consummation of Merger by the Purchaser and Merger Sub will not require the consent or approval of any party other than (i) satisfaction of applicable requirements, if any, of the Securities Exchange Act of 1934 (the "Exchange Act"), state "blue sky" or takeover laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) filing and recordation of appropriate merger documents as required by the Pennsylvania Law and (iii) where failure to obtain such consents or approvals would not prevent or materially delay the Purchaser or Merger Sub from performing its obligations under this Merger Agreement.

         3.3 Financing. The Purchaser has cash, marketable securities or credit available for use in connection with the acquisition of the Company in an aggregate amount sufficient to consummate the transactions contemplated hereby.

         3.4 Merger Sub Formation. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Merger Agreement. Since the date of its incorporation, Merger Sub has not carried on any business or conducted any operations other than execution of this Merger Agreement, the performance of its obligations hereunder and related ancillary matters.

         3.5 Ownership of Company Common Stock. As of the date of this Merger Agreement, the Purchaser does not own any shares of Company Common Stock.


                4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Purchaser by the Company prior to entering into this Merger Agreement (the "Disclosure Letter" or "Company Disclosure Schedule"), the Company hereby represents and warrants to the Purchaser and Merger Sub that:

         4.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the requisite corporate power to carry on its business as it is now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified would not have a "Material Adverse Effect". As used in this Merger Agreement, the term "Material Adverse Effect" shall mean any development, effect or change that, individually, or in the aggregate with such other developments, effects or changes, has had, or could reasonably be expected to have, a material adverse effect on the financial condition, business, revenues, results of operations, properties, assets or liabilities of the Company and its Subsidiaries (as defined in Section 9.4 hereof), taken as a whole, other than any such development, effect or change resulting from (i) the loss of revenues from the Company's sales agents, distributors or dealers ("Distributors") resulting from the announcement of this Merger Agreement or any payments made by the Company to Distributors as described in Section 6.10 of the Disclosure Letter, (ii) changes in general economic conditions in the United States or abroad (including, without limitation, any effect that acts of terrorism or outbreak of war have on such general economic conditions), or (iii) legal, governmental or regulatory factors (including, without limitation, any effect that acts or terrorism or outbreak of war have on such legal, governmental or regulatory factors) generally affecting companies in the Company's industry; provided, in each case of clauses (ii) and (iii), that the Company is not materially disproportionately affected, as compared to other companies in the Company's industry, by such developments, effects, changes or factors.

         4.2 Articles of Incorporation and By-Laws. The Articles of Incorporation and By-Laws in the form attached to Section 4.2 of the Disclosure Letter are the Articles of Incorporation and By-Laws of the Company as in effect on the date of this Merger Agreement.

         4.3 Subsidiaries. Each of the Company's Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite power (corporate or otherwise) to carry on its business as it is now being conducted. Each such Subsidiary is duly qualified as a foreign corporation or other entity to do business, and is in good standing, in each jurisdiction where the character of its properties, owned or leased, or the nature of its activities makes such qualification necessary, except where the failure to be so qualified is not reasonably likely to have a Material Adverse Effect. All of the outstanding shares of capital stock or ownership interests of each of the Company's Subsidiaries are validly issued, fully paid and nonassessable and are owned by the Company or by a wholly owned Subsidiary of the Company, free and clear of all liens, claims, pledges or encumbrances, and there are no proxies outstanding with respect to such shares or interests. Section 4.3 of the Disclosure Letter sets forth a true and complete list of the ownership interests of the Company or its Subsidiaries in the Subsidiaries and in any other corporation, partnership, joint venture or other business association or entity.

         4.4 Capitalization. The authorized capital stock of the Company consists of 8,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and 31,600,000 shares of Company Common Stock. As of the date hereof, (i) no shares of Preferred Stock were outstanding, (ii) 10,773,397 shares of Company Common Stock were outstanding, all of which were validly issued, fully paid and nonassessable, (iii) 99,716 shares of Company Common Stock were held in the treasury of the Company, (iv) 2,181,313 shares of Company Common Stock were reserved for issuance pursuant to the Company's 1996 Stock Option Plan (the "Stock Option Plan"), a copy of which has been furnished previously to the Purchaser, (v) 394,536 shares of Company Common Stock were reserved for issuance pursuant to the Company's Investment Plan (the "Investment Plan"), a copy of which has been furnished previously to the Purchaser, (vi) options to purchase 1,095,479 shares of Company Common Stock were outstanding under the Stock Option Plan, and (vii) options to purchase 149,639 shares were outstanding under the Investment Plan. Section 4.4 of the Disclosure Letter sets forth a true and complete listing of all Stock Options outstanding on the date hereof, showing, as of the date hereof, the names of the holders of such Stock Options, the number of Stock Options so held and the exercise prices of such Stock Options. Except as set forth above and except as set forth in Section 4.4 of the Disclosure Letter, there are not now, and at the Effective Time there will not be, any shares of capital stock or other securities of the Company or its Subsidiaries issued or outstanding, any preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are or will be at the Effective Time authorized, issued or outstanding. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. After the Effective Time, the Surviving Corporation will have no obligation to issue, transfer or sell any Shares or common stock of the Surviving Corporation pursuant to any Benefit Plan (as defined in Section 4.9(a), other than with respect to Company Options granted under the Investment Plan that have not been cancelled).

         4.5 Authority Relative to this Merger Agreement; Approval; Fairness. The Company has all requisite corporate power and authority to enter into this Merger Agreement and to perform its obligations hereunder. The execution and delivery of this Merger Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Merger Agreement and the transactions contemplated hereby, except for any required approval of the Merger by holders of a majority of the votes cast at the Company Shareholders' Meeting by holders of the Company Common Stock (assuming a quorum is present) as set forth in Section 6.2 of this Merger Agreement (the "Company Requisite Vote"). This Merger Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms. The Board of Directors of the Company (A) has unanimously approved this Merger Agreement and the Merger and other transactions contemplated hereby and (B) has received the opinion of its financial advisors, U.S. Bancorp Piper Jaffray, to the effect that the consideration to be received by the holders of the Shares in the Merger is fair to such holders from a financial point of view, a copy of which opinion shall be delivered to the Purchaser within one (1) business day after the date hereof. The execution, delivery and performance of this Merger Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, constitute or result in (A) a breach or violation of, or a default under, the articles of incorporation or by-laws of the Company or the comparable governing instruments of any of its Subsidiaries, (B) a breach or violation of, a default under, the acceleration of any obligations under or the creation of a lien, pledge, security interest or other encumbrance on the assets of the Company or any of its Subsidiaries (with or without notice, lapse of time or both) pursuant to, any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation ("Contracts") binding upon the Company or any of its Subsidiaries or any Law (as defined in Section 4.13 hereof) or permit, franchise or license to which the Company or any of its Subsidiaries is subject or (C) any change in the rights or obligations of any party under any of the Contracts, except, in the case of clause (B) or (C) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the transactions contemplated by this Merger Agreement. Section 4.5 of the Disclosure Letter sets forth a correct and complete list of Contracts of the Company and its Subsidiaries pursuant to which consents or waivers are or may be required prior to consummation of the transactions contemplated by this Merger Agreement (whether or not subject to the exception set forth with respect to clauses (B) and (C) above). Except as set forth in Section 4.5 of the Disclosure Letter, the consummation of the Merger by the Company and the other transactions contemplated hereby will not require the consent or approval of or registration or filing with any Federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign, other than (i) approval of the Company's shareholders, (ii) applicable requirements, if any, of the Exchange Act, state "blue sky" or takeover laws and the HSR Act and (iii) filing and recordation of appropriate merger documents as required by the Pennsylvania Law. To the knowledge of the Company, no state takeover statute or similar statute or regulation (each, a "Takeover Statute") applies or purports to apply to the Merger, this Merger Agreement or any of the transactions contemplated hereby. To the full extent possible, the Company has opted out of Sections 1715, 2538, 25E, 25F, 25G and 25H of the Pennsylvania Law. By virtue of resolutions approved by the Company's Board of Directors, the Merger, this Merger Agreement and the transactions contemplated hereby will not be subject to the provisions set forth in Article 11 of the Company's articles of incorporation. Pursuant to Pennsylvania Law, no shareholder of the Company shall have any dissenters or appraisal rights with respect to the Merger.

         4.6 Commission Filings. The Company has previously delivered to the Purchaser (i) its Annual Report on Form 10-K for the year ended December 31, 2001, and any amendments thereto, as filed with the Securities and Exchange Commission (the "SEC") (as amended through the date hereof, the "10-K"), (ii) its proxy statement relating to the Company's meetings of shareholders (whether annual or special) during 2002, as filed with the SEC, and (iii) all other reports filed by the Company with the SEC under the Exchange Act since January 1, 2000 (collectively, the "SEC Documents"). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder and applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company and its Subsidiaries included in the SEC Documents previously provided to the Purchaser comply as to form in all material respects with applicable accounting requirements and published rules of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and except, in the case of unaudited statements, as permitted by Form 10-Q and

Regulation S-X of the SEC) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, changes in shareholders' equity (to the extent applicable) and statements of cash flow for the periods then ended, subject, in the case of the unaudited consolidated interim financial statements, to normal year-end adjustments and any other adjustments described therein. The consolidated unaudited financial statements of the Company and its Subsidiaries for the period ended September 30, 2002 (the "Unaudited Third Quarter Financial Statements") previously provided to the Purchaser have been prepared using the same accounting principles and policies and in a manner consistent with the consolidated financial statements of the Company and its Subsidiaries for the year ended December 31, 2001 included in the 10-K and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of September 30, 2002 and the consolidated results of their operations and statement of cash flows for the nine months ended September 30, 2002. As of the date hereof, the Company has not filed any definitive reports or statements with the SEC since November 22, 2002. The Company will provide the Purchaser with each draft version of the Company's Annual Report on Form 10-K, including documents incorporated therein by reference, for the year ended December 31, 2002, promptly after preparation of such draft.

         4.7 Absence of Certain Changes or Events. Since December 31, 2001, except as set forth in Section 4.7 of the Disclosure Letter or SEC Documents, neither the Company nor any of its Subsidiaries has: (a) suffered any Material Adverse Effect or any development, event, change or condition that could reasonably be expected to have a Material Adverse Effect; (b) conducted its business and operations, or engaged in any material transaction, other than in the ordinary course of business and consistent with past practices except, subsequent to the date hereof, as permitted by Section 5.1 hereof, (c) suffered any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by the Company or any of its Subsidiaries, whether or not covered by insurance, (d) made any declaration, setting aside or payment of any dividend or other distribution in cash, stock or property in respect of the capital stock of the Company or (e) made any change in accounting principles, practices or methods other than as required by generally accepted accounting principles. Since December 31, 2001, except as provided for herein or as disclosed in the SEC Documents and other than in the ordinary course, there has not been any increase in the compensation payable or which could become payable by the Company and its Subsidiaries to their officers or key employees, or any amendment of any Benefit Plans.

         4.8 Litigation and Liabilities. Except as disclosed in Section 4.8 of the Disclosure Letter or SEC Documents, there are no (i) civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the knowledge of the executive officers of the Company, threatened against the Company or any of its affiliates or (ii) material obligations or liabilities, whether or not accrued, contingent, unasserted or otherwise and whether or not required to be disclosed, or any other facts or circumstances of which the executive officers of the Company have knowledge that could result in any claims against, or obligations or liabilities of, the Company or any of its affiliates except for, in the case of clause (ii), obligations or liabilities arising in the ordinary course of business consistent with past practices. Section 4.8 of the Disclosure Letter identifies and sets forth the amount of the obligations or liabilities, whether or not accrued, contingent, unasserted or otherwise and whether or not required to be disclosed, of the Company or any of its affiliates resulting from the execution of this Merger Agreement or the consummation of the transactions contemplated hereby.

         4.9 Employee Benefits.

             (a) True and complete copies of all documents comprising Benefit Plans have been provided to the Purchaser. For purposes of this Merger Agreement, the term "Benefit Plan" includes any plan, contract or arrangement (regardless of whether funded or unfunded, or foreign or domestic) which is sponsored by the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries makes contributions or which covers any employee of the Company or any Subsidiary of the Company in his or her capacity as an employee or to which the Company or any Subsidiary of the Company has any obligation with respect to any current or former employee, and which is (i) an "Employee Benefit Plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) a severance contract with (an) employee(s) or any severance plan applicable to employees, or (iii) a stock option plan or any other plan of deferred compensation.

             (b) All Benefit Plans are valid and binding and in full force and effect and there are no material defaults thereunder. Each Benefit Plan complies currently, and has complied in the past, in all material respects in form and operation, with all applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the "Code"), and other applicable law, except for failures to comply which is not reasonably likely to have a Material Adverse Effect. Except as set forth in Section 4.9 of the Disclosure Letter, the Company does not sponsor any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") which is intended to be qualified under Section 401(a) of the Code or provide any retiree health and life benefits under any Benefit Plan (excluding (i) continuation coverage required under the Consolidated Omnibus Budget Reconciliation Act of 1985 and (ii) as set forth in Section 4.9 of the Disclosure Letter, to the extent not material, any written arrangements for post-termination of employment medical or life coverage between the Company and any individual). There is no pending or, to the knowledge of senior management of the Company, threatened litigation relating to the Benefit Plans, except for pending or threatened litigation that is not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has engaged in, or failed to engage in, a transaction with respect to any Benefit Plan that is reasonably likely to subject the Company or any of its Subsidiaries to a Tax or penalty imposed by either Section 4975 or 4980B of the Code or Section 502(i), 502(c), 502(1) and 601 through 608 of ERISA in an amount which would have a Material Adverse Effect.

             (c) No Benefit Plan subject to Title IV of ERISA (including any "multiemployer plan" as defined in ERISA) has been sponsored or contributed to by the Company or any Subsidiary during the six-year period immediately preceding the date of this Merger Agreement.

             (d) All contributions required to be made, and claims to be paid, under the terms of any Benefit Plan have been timely made or reserves therefor on the balance sheet of the Company have been established, which reserves are adequate in all material respects.

         4.10 Taxes. For the purposes of this Section 4.10, the term "Tax" shall include all Taxes, charges, withholdings (including, without limitation, any income, social security and employment Tax withholding for all types of compensation), fees, levies, penalties, additions, interest or other assessments imposed by any United States federal, state or local authority or any other Taxing authority on the Company or any of its Tax Affiliates (as defined below) as to their respective income, profit, franchise, gross receipts, payroll, sales, employment, worker's compensation, use, property, withholding, excise, occupancy, environmental and other Taxes, duties or assessments of any nature whatsoever. The Company has filed or caused to be filed timely (taking into account all extensions validly applied by the Company) all material federal, state, local and foreign Tax returns including all informational returns required to be filed by each of it and any member of its consolidated, combined, unitary or similar group (each such member, a "Tax Affiliate"). Such returns, reports and other information are accurate and complete in all material respects. The Company has made available to Purchaser true and correct copies of the United States federal income Tax returns and Pennsylvania corporate income Tax and capital stock and franchise Tax returns for each of the three most recent years ending on or before December 31, 2002. The Company has timely paid or caused to be paid or has made adequate provision or set up an adequate accrual or reserve on its balance sheet (in accordance with generally accepted accounting principles) for the payment of, all Taxes due or payable (without regard to whether such Taxes have been assessed) in respect of the periods for which returns are due, and has established (or will establish at least quarterly) an adequate accrual or reserve for the payment of all Taxes due or payable (without regard to whether such Taxes have been assessed) in respect of the first period following the last period for which returns are due. Neither the Company nor any of its Tax Affiliates has any material liability for Taxes in excess of the amount so paid or accruals or reserves so established. No deficiencies for any Tax in excess of the amount reserved or provided therefor has, to the knowledge of the senior management of the Company, been threatened, claimed, proposed or assessed. No waiver or extension of time to assess any Taxes has been given or requested and remains in effect on the date hereof. As of the date hereof and except as disclosed in its SEC Documents or in Section
4.10 of the Disclosure Letter, there is no outstanding audit examination, deficiency, refund litigation or outstanding waivers or agreements extending the applicable statute of limitations for the assessment of collection of any Taxes for any period with respect to any Taxes of the Company or any of its Tax Affiliates. Neither the Company nor any of its Tax Affiliates is a party to any Tax sharing, indemnification or similar agreement or any agreement pursuant to which the Company or any of its Tax Affiliates has any obligation to any party (other than Company or one of its Tax Affiliates) with respect to any Taxes or is or was a member of any affiliated group filing combined, consolidated or unitary Tax returns other than a group of which the Company is or was the common parent. Neither the Company nor any of its Tax Affiliates has been a party to any distribution occurring during the last two (2) years in which the parties to such distribution treated such distribution as one to which Section 355 of the Code applied. No liens with respect to Taxes exist with respect to Company or any of its Tax Affiliates other than statutory liens for Taxes not yet due and payable or that are being contested in good faith and reserved for (in accordance with generally accepted accounting principles) on the Company's balance sheet.

         4.11 Information Supplied. Any proxy statement mailed by the Company to the holders of Shares after the date hereof and all amendments and supplements thereto will comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder and will not, at the time of (a) the first mailing thereof or (b) the meeting called pursuant to Section 6.2, if any, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representation is made by the Company with respect to information supplied by the Purchaser or Merger Sub expressly for inclusion in such proxy statement.

         4.12 Licenses and Permits; Governmental Notices.

              (a) The Company and its Subsidiaries have obtained all material licenses and permits necessary to conduct their respective businesses and to own and operate their respective assets and such licenses and permits are valid and in full force and effect. No material defaults or violations exist or have been recorded in respect of any such license or permit. No proceeding is pending or, to the knowledge of the Company, threatened looking toward the revocation, limitation or non-renewal of any such license or permit.

              (b) Since December 31, 2001, except as set forth in the SEC Documents and Section 4.12 of the Disclosure Letter, the Company has not received any written notice regarding, and has not been made a party to, any proceeding alleging that (a) the Company is, or may be in, violation of any law, governmental regulation or order, (b) the Company must change any of its business practices to remain in compliance with any law, governmental regulation or order, (c) the Company has failed to obtain any license or permit required for the conduct of its business, or (d) the Company is in default under or violation of any license or permit.

         4.13 Compliance with Laws. Except as set forth in the SEC Reports filed prior to the date hereof and Section 4.13 of the Disclosure Letter, the businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation in any material respect of any federal, state, local or foreign law, statute, ordinance, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any governmental authority (collectively, "Laws"). Except as set forth in the SEC Reports filed prior to the date hereof, no investigation or review by any governmental authority with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company, threatened, nor has any governmental authority indicated an intention to conduct the same. To the knowledge of the Company, no material change is required in the Company's or any of its Subsidiaries' processes, properties or procedures in connection with any such Laws, and the Company has not received any notice or communication of any material noncompliance with any such Laws that has not been cured as of the date hereof.

         4.14 Insurance. As of the date hereof, the Company and each of its Subsidiaries are covered under insurance policies and programs which provide coverage to the Company and its Subsidiaries by insurers, reasonably believed by the Company to be of recognized financial responsibility and solvency, against such losses and risks and in such amounts as are customary in the businesses in which they are engaged. All material policies of insurance and fidelity or surety bonds insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors of which the Company has copies have previously been made available for inspection by the Purchaser and are in full force and effect. Except as otherwise set forth in Section 4.14 of the Disclosure Letter or SEC Documents, as of the date hereof, there are no material claims by the Company or any Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause other than a customary reservation of rights clause. All necessary notifications of claims have been made to insurance carriers other than those where the failure to so notify is not reasonably expected to have a Material Adverse Effect.

         4.15 Contracts. Section 4.15 of the Disclosure Letter sets forth a true and complete list of the following contracts to which the Company or its Subsidiaries is a party (the "Material Contracts"):

              (a) any contract with respect to which revenues of $50,000 or more were generated in 2002 or any contract committing the Company to expenses of $50,000 or more in the United States, or $100,000 or more outside the United States, in 2003;

              (b) any lease of real property or any lease of personal property with an annual rental of more than $20,000;

              (c) any contract or agreement for capital expenditures in excess of $20,000;

              (d) any employee collective bargaining agreement or other contract with any labor union;

              (e) any covenant not to compete or contract or agreement that purports to limit in any material respect either the type of business in which the Company or its Subsidiaries (or, after giving effect to the Merger, Purchaser or its Subsidiaries) may engage or the manner or locations in which any of them may so engage in any business;

              (f) any agreement, contract or other arrangement under which the Company or any Subsidiary has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any third-party, other than with respect to indebtedness that has been repaid in full;

              (g) any agreement, contract or other arrangement providing for (A) the acquisition, directly or indirectly, whether by merger, consolidation or otherwise, of assets (whether tangible or intangible) or the capital stock or other equity interests of another entity (other than the acquisition of inventory in the ordinary course) or (B) the disposition, directly or indirectly, whether by merger, consolidation or otherwise, of assets (whether tangible or intangible) or the capital stock of the Company or its Subsidiaries, other than sales or dispositions of assets in the ordinary course of business or in connection with the disposition of obsolete inventory;

              (h) any agreement, contract or other arrangement to which the Company or any Subsidiary is a party or by or to which it or any of its assets or business is bound or subject which has an aggregate future liability to any entity in excess of $125,000 and is not terminable by the Company or any Subsidiary by notice of not more than 60 days for a cost of less than $25,000; and

              (i) any agreement with any executive officer or other key employee of the Company or any Subsidiary (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or any Subsidiary of the nature of any of the transactions contemplated by this Merger Agreement, (B) providing any term of employment or compensation guarantee extending for a period longer than three years or (C) providing severance benefits or other benefits after the termination of employment of such executive officer or key employee not comparable to benefits available to employees generally.

All written Material Contracts are legally valid and binding obligations of the Company and in full force and effect, and there are no defaults by the Company or any Subsidiary thereunder, except those defaults that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company has previously made available for inspection by the Purchaser all Material Contracts.

         4.16 Title to Properties. Except as set forth in Section 4.16 of the Disclosure Letter, the Company and its Subsidiaries have good title to all real, personal and intangible property reflected in the Company's September 30, 2002 consolidated balance sheet previously delivered to Purchaser (except as disposed of since such date in the ordinary course of business), free and clear of all mortgages, security interests, liens, encumbrances, restrictions and other burdens ("Liens"), other than statutory liens for current Taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings and has been reserved for (to the extent required under generally accepted accounting principles) on the Company's balance sheet, (ii) mechanics', carriers', workers', repairers' and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company or its Subsidiaries or the validity or amount of which is being contested in good faith by appropriate proceedings, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers' compensation, unemployment insurance or other social security legislation), (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which, individually or in the aggregate, do not materially interfere with the present use or operation of the assets or business of the Company and its Subsidiaries, and (iv) all exceptions, restrictions, easements, charges, rights-of-way and other encumbrances set forth in any state, local or municipal franchise under which such business is conducted which, individually or in the aggregate, do not materially interfere with the present use or operation of such assets or business.

         4.17 Labor Matters. Except as set forth in Section 4.17 of the Disclosure Letter, there are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound. To the knowledge of the Company, since January 1, 2000, neither the Company nor any of its Subsidiaries has encountered any labor union organizing activity, or had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts.

         4.18 Environmental Matters. Except as disclosed in the SEC Reports prior to the date hereof and except for such matters that, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect,
(i) the Company and its Subsidiaries have complied at all times with all applicable Environmental Laws; (ii) to the knowledge of the executive officers of the Company, no property currently owned or operated by the Company or any of its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) is contaminated with any Hazardous Substance; (iii) to the knowledge of the executive officers of the Company, no property formerly owned or operated by the Company or any of its Subsidiaries was contaminated with any Hazardous Substance during or prior to such period of ownership or operation;
(iv) to the knowledge of the executive officers of the Company, neither the Company nor any of its Subsidiaries is subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither the Company nor any of its Subsidiaries has released or threatened to release of any Hazardous Substance; (vi) neither the Company nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that the Company or any of its Subsidiaries may be in violation of or subject to liability under any Environmental Law; (vii) neither the Company nor any of its Subsidiaries is subject to any order, decree, injunction or other arrangement with any governmental authority or any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) to the knowledge of the executive officers of the Company, there are no other circumstances or conditions involving the Company or any of its Subsidiaries that could reasonably be expected to result in any claim, liability, investigation, cost or restriction on the ownership, use, or transfer of any property pursuant to any Environmental Law. The Company has delivered to Purchaser copies of all environmental reports, studies, assessments, sampling data and other environmental information in its possession relating to Company or its Subsidiaries or their respective current and former properties or operations.

                  As used herein, the term "Environmental Law" means any federal, state, local or foreign statute, law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to:
(A) the protection, investigation or restoration of the environment, health, safety, or natural resources, (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, indoor air, wetlands, pollution, contamination or any injury or threat of injury to persons or property relating to any Hazardous Substance.

                  As used herein, the term "Hazardous Substance" means any substance that is: (A) listed, classified or regulated pursuant to any Environmental Law; (B) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive material or radon; and (C) any other substance which may be the subject of regulatory action by any governmental entity in connection with any Environmental Law.

             4.19 Intellectual Property. Except as set forth in Section 4.19 of the Disclosure Letter:

                  (a) the Company and/or its Subsidiaries owns all right, title and interest to the Intellectual Property Rights identified in Section 4.19 of the Disclosure Letter, and the Company has the right to use pursuant to a license each of the Intellectual Property Rights conveyed in the licenses identified in Section 4.19 of the Disclosure Letter;

                  (b) each such Intellectual Property Right specified in subparagraph (a) of this Section 4.19 will be owned or, to the Company's best knowledge and belief, available for use by the Surviving Corporation or its Subsidiaries immediately subsequent to the Effective Time;

                  (c) to the Company's best knowledge and belief, all issued patents and trademark registrations owned by the Company or its Subsidiaries are valid and enforceable;

                  (d) neither the Company nor any of its Subsidiaries is, nor will the Company or any of its Subsidiaries be, as a result of the execution and delivery of this Merger Agreement or the performance of its obligations hereunder, in violation of any license, sublicense, or other agreement as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third-party Intellectual Property Rights;

                  (e) neither the Company nor any of its Subsidiaries has had notice of any claim, nor does the Company have knowledge of any valid grounds for any bona fide claim against the Company or its Subsidiaries that the Intellectual Property Rights used in the business of the Company and its Subsidiaries as presently conducted (excluding in connection with products under development) infringe, misappropriate or violate any Intellectual Property Rights of any other person. To the Company's best knowledge and belief, except as otherwise disclosed in Section 4.19 of the Disclosure Letter, no third party is presently interfering with, infringing upon, misappropriating, or otherwise coming into conflict with any Intellectual Property Rights of the Company or its Subsidiaries in any material respect;

                  (f) up to the date hereof, the Company has paid all maintenance and annuity fees for all patents and patent applications listed on
Section 4.19 of the Disclosure Letter, which includes patents and patent applications used in the business of the Company and its Subsidiaries as presently conducted;

                  (g) Section 4.19 of the Disclosure Letter identifies each patent, each trademark and service mark registration and each copyright registration currently in effect, owned by the Company or its Subsidiaries; identifies each pending patent application and pending application for registration of a trademark or service mark currently in effect that the Company or its Subsidiaries has made with respect to their Intellectual Property Rights; and identifies each license, agreement or other permission that the Company or its Subsidiaries has granted to any third party with respect to any of its owned Intellectual Property Rights. The Company has delivered to the Purchaser correct and complete copies of all such patents, registrations, applications, licenses, agreements and permissions (as amended to date). With respect to each such Intellectual Property Right that the Company or its Subsidiaries owns and is identified in Section 4.19 of the Disclosure Letter, except as otherwise set forth in Section 4.19 of the Disclosure Letter:

                  (i) the Company or its Subsidiaries possesses all right, title, and interest in and to the Intellectual Property Right, free and clear of any security interest, license, or other restriction of which the Company is aware;

                  (ii) the Intellectual Property Right is not subject to any outstanding injunction, judgment, order, decree, or ruling;

                  (iii) to the Company's best knowledge and belief, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or threatened, which challenges the legality, validity, enforceability, use or ownership of the Intellectual Property Right; and

                  (iv) the Company and its Subsidiaries have not agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to the Intellectual Property Right;

                  (h) Section 4.19 of the Disclosure Letter identifies each Intellectual Property Right that the Company and/or its Subsidiaries use pursuant to license, sublicense, agreement, or permission. The Company has delivered to Purchaser correct and complete copies of all such licenses, sublicenses, agreements, and permissions (as amended to date). With respect to each such Intellectual Property Right identified in Section 4.19 of the Disclosure Letter:

                  (i) to the Company's best knowledge and belief, the license, sublicense, agreement, or permission covering the Intellectual Property Right is legal, valid, binding, enforceable in accordance with its terms, and in full force and effect in all material respects;

                  (ii) to the Company's best knowledge and belief, no party to the license, sublicense, agreement, or permission is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder; and

                  (iii) the Company and its Subsidiaries have not granted any sublicense or similar right with respect to the license, sublicense, agreement, or permission.

                  As used in this Merger Agreement, the term "Intellectual Property Rights" means: (1) United States and foreign patents, patent applications, continuations, continuations-in-part, continuing prosecution applications, divisions, reissues, extensions or re-examinations; (2) United States, state, foreign, and common law trademarks, service marks, domain names, logos, trade dress and trade names (including all assumed or fictitious names under which the Company and each Subsidiary is conducting its business), whether registered or unregistered, and pending applications to register the foregoing;
(3) copyrightable expressions fixed in tangible form, United States and foreign copyrights therein, whether registered or unregistered, and pending applications to register the same; and (4) trade secrets, know-how, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans and other information that is confidential and proprietary, in each case either owned or used pursuant to a license.

         4.20 FDA and Other Approval Status. All Products (as herein defined), including any accessories to be sold, are marketable, and currently are being manufactured and marketed in substantial compliance with the Federal Food, Drug and Cosmetic Act and other United States and foreign legal requirements. As used in this Merger Agreement, the term "Products" means any products related to the businesses of the Company or its Subsidiaries that are manufactured or sold through the Company or its Subsidiaries.

         4.21 Inventory. All raw materials, work-in-progress and finished goods inventory is recorded in accordance with the Company's inventory policy attached as Schedule 4.21 of the Disclosure Letter. The Company's inventory reserves for excess and obsolete inventory are adequate.

         4.22 Customers and Suppliers. Since September 30, 2002, no material customer or supplier of the Company has indicated that it will stop or materially decrease the rate of business done with the Company, nor is any receivable for any such customer over 90 days past due for which adequate reserves have not been made.

         4.23 ISO 9001 Certification. Except as set forth in Section 4.13 of the Disclosure Letter, the Company's manufacturing facilities used in connection with its businesses are ISO 9001 certified and comply in all material respects with all requirements for such ISO 9001 certification.

         4.24 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company, other than arrangements with U.S. Bancorp Piper Jaffray. A true and complete copy of the engagement letter between the Company and U.S. Bancorp Piper Jaffray has previously been delivered to the Purchaser.

                   5. CONDUCT OF BUSINESS PENDING THE MERGER

         5.1 Conduct of Business by the Company Pending the Merger. The Company covenants and agrees that, prior to the Effective Time, unless the Purchaser shall otherwise agree in writing (such agreement not to be unreasonably withheld) or as otherwise expressly contemplated by this Merger Agreement:

             (a) the businesses of the Company and its Subsidiaries shall be conducted only in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business and consistent with past practice;

             (b) the Company shall not (i) sell or pledge or agree to sell or pledge any stock owned by it in any of its Subsidiaries; (ii) amend its Articles of Incorporation or By-Laws; or (iii) split, combine or reclassify any shares of its outstanding capital stock or declare, set aside or pay any dividend or other distribution payable in cash, stock or property or redeem or otherwise acquire any shares of its capital stock or shares of the capital stock of any of its Subsidiaries;

             (c) except as set forth Section 5.1 of the Disclosure Letter, the Company shall not, and shall cause each of its Subsidiaries not to, (i) authorize for issuance, issue or sell any additional shares of, or rights of any kind to acquire any shares of, its capital stock of any class (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), except for Shares reserved for issuance upon the exercise of Stock Options in accordance with their existing terms, as such Stock Options may be accelerated pursuant to their existing terms; (ii) acquire, dispose of, transfer, lease, license, mortgage, pledge or encumber any fixed or other assets other than in the ordinary course of business and consistent with past practices; (iii) incur, assume or prepay any material indebtedness or any other material liabilities other than the incurrence of liabilities in the ordinary course of business and borrowings under the credit agreement described in Section 5.1 of the Disclosure Letter for working capital purposes up to the credit limit described in Section 5.1 of the Disclosure Letter; (iv) assume, endorse (other than in the ordinary course of business consistent with past practices), guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other person (other than a Subsidiary); (v) make any loans, advances or capital contributions to, or investments in, any other person, other than to its Subsidiaries, or otherwise enter into any Material Contract; (vi) make any loans to employees, other than advances in the ordinary course of business consistent with past practices; (vii) fail to maintain adequate insurance consistent with past practices for their businesses and properties (to the extent available at commercially reasonable prices); and (viii) make capital expenditures in excess of $25,000 individually or $250,000 in the aggregate;

             (d) the Company shall use reasonable business efforts to preserve intact the business organization of the Company and its Subsidiaries, to keep available the services of its and their present officers and key employees, and to preserve the goodwill of those having business relationships with it and them;

             (e) the Company shall not and shall cause its Subsidiaries not to
(i) enter into any new agreements (other than in its ordinary course of business consistent with past practice) or amend or modify any existing agreements (other than in its ordinary course of business consistent with past practice) with any of their respective officers, directors or employees or with any "disqualified individuals" (as defined in Section 280G(c) of the Code), (ii) grant any increases in the compensation of their respective directors, officers and employees or any "disqualified individuals" other than increases in the ordinary course of business and consistent with past practice to persons who are not directors or corporate officers of or "disqualified individuals" with respect to the Company or any Subsidiary, (iii) enter into, adopt, amend or terminate, or grant any new benefit not presently provided for under, any employee benefit plan or arrangement, except as required by law or to maintain the Tax qualified status of the plan; provided, however, it is understood that the Company is permitted to pay bonuses to the extent described in Section 5.1 of the Disclosure Letter; or (iv) except as contemplated by Section 6.14, take any action with respect to the grant of any severance or termination pay other than in the ordinary course of business and consistent with past practice and pursuant to policies or practices in effect on the date of this Merger Agreement;

             (f) the Company shall not, and shall not permit any Subsidiary to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets (other than in the ordinary course of business) that are material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole;

             (g) except as set forth in Section 5.1 of the Disclosure Letter, neither the Company nor any of its Subsidiaries shall settle or compromise any material claims or litigation or, except in the ordinary and usual course of business modify, amend or terminate any of its Material Contracts or waive, release or assign any material rights or claims;

             (h) neither the Company nor any of its Subsidiaries shall make any material Tax election or permit any insurance policy naming it as a beneficiary or loss-payable payee to be cancelled or terminated except in the ordinary and usual course of business;

             (i) neither the Company nor any of its Subsidiaries shall take any action or omit to take any action that would cause any of its representations and warranties herein to become untrue in any material respect;

             (j) neither the Company nor any of its Subsidiaries will authorize or enter into an agreement to do any of the foregoing; and

             (k) except as required by the Pennsylvania Law or the Company's By-Laws, the Company will not call any meeting of its shareholders to be held prior to December 31, 2003 other than a special or annual meeting of shareholders to consider and vote upon the Merger.

                            6. ADDITIONAL AGREEMENTS

         6.1 Proxy Statement. Promptly after the date hereof, the Company shall prepare and (subject to the Purchaser's approval, which shall not be unreasonably withheld) file with the SEC under the Exchange Act, and shall use all reasonable efforts to have promptly cleared by the SEC and promptly mailed to the Company's shareholders, a proxy statement (the "Proxy Statement") with respect to the meeting of the Company's shareholders referred to in Section 6.2. The Company agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement and any amendment thereof or supplement thereto will, at the date of mailing to stockholders and at the time of the meeting of stockholders of the Company to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser agrees that none of the information supplied or to be supplied by the Purchaser or Merger Sub in writing to the Company for inclusion in the Proxy Statement and any amendment thereof or supplement thereto will, at the date of mailing to stockholders and at the time of the Company Shareholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in light to the circumstances under which they were made, not misleading. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Subject to the fiduciary duty obligations of the Board of Directors of the Company under Pennsylvania Law, the Proxy Statement shall contain the recommendation of the Board of Directors of the Company in favor of the Merger and for approval and adoption of this Merger Agreement.

         6.2 Meeting of Shareholders of the Company. Promptly after the date hereof, the Company shall take all action necessary in accordance with the Pennsylvania Law and the Company's Articles of Incorporation and By-Laws to convene a meeting of its shareholders (the "Company Shareholders' Meeting") to consider and vote upon this Merger Agreement and the Merger and shall use its best efforts to convene the Company Shareholders' Meeting prior to May 15, 2003. Subject to the fiduciary duty obligations of the Board of Directors of the Company under Pennsylvania Law, the Board of Directors of the Company will recommend that the shareholders of the Company vote to adopt and approve the Merger and this Merger Agreement and the Company shall use all reasonable efforts to solicit from shareholders of the Company proxies in favor of such adoption and approval.

         6.3 Other Actions by the Company and Purchaser. If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Merger Agreement, each of Purchaser and the Company shall use their best efforts to grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Merger Agreement or by the Merger and otherwise use their best efforts to eliminate or minimize the effects of such statute or regulation on such transactions.

         6.4 Acquisition Proposals. The Company agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation or similar transaction involving, or any purchase of all or 25% or more of the assets or 25% or more of any equity securities of, it or any of its Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"). The Company further agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall direct and use its best efforts to cause its and its Subsidiaries' employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposals. The Company agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof who may be involved in any such discussion of the obligations undertaken in this Section and in the Confidentiality Agreement (as defined in Section 9.7). The Company agrees that it will notify Purchaser immediately if any such inquiries, proposals or offers are received by, any such information is requested from, or any such discussions or negotiations are sought to be initiated or continued with, any of its representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers and thereafter shall keep Purchaser informed, on a current basis, as to the status and terms of any such proposals or offers. The Company also agrees that it will promptly request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of acquiring it or any of its Subsidiaries to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

         6.5 Stock Exchange De-listing. The Surviving Corporation shall use its best efforts to cause the Shares to no longer be quoted on the Nasdaq National Market System and de-registered under the Exchange Act as soon as practicable following the Effective Time.

         6.6 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Merger and all other transactions contemplated by this Merger Agreement, including (i) filing the Certificate of Merger referred to in Section 2.3, (ii) using reasonable efforts to remove any legal impediment to the consummation or effectiveness of such transactions, (iii) satisfying the conditions to each other parties' obligation to consummate the Merger as contemplated hereby and (iv) using reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, filings under the HSR Act, if applicable, and submissions of information requested by governmental authorities. Subject to applicable laws relating to the exchange of information, Purchaser shall have the right to review in advance, and consult with the Company on, all filings made with, or written materials submitted to, any third party and/or any governmental authority in connection with the Merger and the other transactions contemplated by this Merger Agreement.

         6.7 Expenses. The Surviving Corporation shall pay all charges and expenses, including those of the Disbursing Agent, in connection with the transactions contemplated in Article II hereof, and Purchaser shall reimburse the Surviving Corporation for such charges and expenses. Except as otherwise provided in Section 8.5(b), whether or not the Merger is consummated, all costs and expenses incurred in connection with this Merger Agreement and the Merger and the other transactions contemplated by this Merger Agreement shall be paid by the party incurring such expense.

         6.8 Indemnification, Exculpation and Insurance.

             (a) From and after the Effective Time, Purchaser agrees that it will indemnify and hold harmless each present and former director and officer of the Company (when acting in such capacity) determined immediately prior to the Effective Time (the "Indemnified Persons"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Pennsylvania law and its articles of incorporation or by-laws in effect on the date hereof to indemnify such Indemnified Person (and Purchaser shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Indemnified Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Person is not entitled to indemnification); and provided, further, that any determination required to be made with respect to whether an officer's or director's conduct complies with the standards set forth under Pennsylvania law and the Company's articles of incorporation and by-laws shall be made by independent counsel reasonably acceptable to both the Surviving Corporation and the Indemnified Person.

             (b) Any Indemnified Person wishing to claim indemnification under paragraph (a) of this Section 6.8, upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Purchaser thereof, but the failure to so notify shall not relieve Purchaser of any liability it may have to such Indemnified Person if such failure does not materially prejudice the indemnifying party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time), (i) Purchaser or the Surviving Corporation shall have the right to assume the defense thereof and Purchaser shall not be liable to such Indemnified Persons for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Persons in connection with the defense thereof, except that if Purchaser or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Persons advises that there are issues which raise conflicts of interest between Purchaser or the Surviving Corporation and the Indemnified Persons, the Indemnified Persons may retain counsel satisfactory to them, and Purchaser or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Persons promptly as statements therefor are received; provided, however, that Purchaser shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Persons in any jurisdiction, (ii) the Indemnified Persons will cooperate in the defense of any such matter and (iii) Purchaser shall not be liable for any settlement effected without its prior written consent; and provided, further, that Purchaser shall not have any obligation hereunder to any Indemnified Person if and when a court of competent jurisdiction shall ultimately determine, and such determination shall have become final, that the indemnification of such Indemnified Person in the manner contemplated hereby is prohibited by applicable law.

             (c) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, then, and in each such case, the Purchaser shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 6.8.

             (d) For six (6) years after the Effective Time, the Purchaser shall maintain in effect a directors' and officers' liability insurance policy covering only those persons currently covered by the Company's current directors' and officers' liability insurance policy (the "Insured Parties") for acts or omissions occurring prior to the Effective Time on terms with respect to such coverage and amounts no less favorable in any material respect to such Insured Parties than the terms in effect under the Company's directors' and officers' liability insurance policy as in effect on the date of this Merger Agreement; provided that the Purchaser shall not be required to pay an annual premium therefor to the extent in excess of 300% of the last annual premium payable prior to the date hereof; provided further that if the annual premiums for such coverage exceeds such maximum amount, the Purchaser shall be obligated to obtain a policy with the greatest standard coverage amount available for a cost not exceeding such maximum amount. The Purchaser shall use its reasonable best efforts to obtain the insurance policy or policies maintained under this
Section 6.8(d) from a reputable insurance carrier that has a financial strength rating from A.M. Best (or its successor) that is equal to or better than the financial strength rating that was assigned by A.M. Best to the Company's current directors' and officers' liability insurance carrier on May 5, 2002. The Purchaser's obligation to maintain the insurance policy or policies pursuant to this Section 6.8(d) shall be contingent on the cooperation of the Insured Parties in responding to reasonable requests for information from the Purchaser, with all such communications to be made through a single intermediary designated by the Insured Parties. Any costs and expenses incurred by any Insured Party or the intermediary designated by the Insured Parties in connection with any such requests shall be paid by the Insured Parties.

             (e) The provisions of this Section 6.8 are intended to be for the benefit of, and will be enforceable by, each Indemnified Person, his or her heirs and his or her representatives.

         6.9 Notification of Certain Matters. The Company shall give prompt notice to the Purchaser, and the Purchaser shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event, which occurrence or failure would be likely to cause any representation or warranty contained in this Merger Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, provided that each party's obligation hereunder is limited to events of which its senior management has knowledge, and (ii) any material failure of the Company or the Purchaser, as the case may be, or any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The Company and Purchaser each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices or other substantive communications received by Purchaser or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any governmental authority with respect to the Merger and the other transactions contemplated by this Merger Agreement. The Company shall give prompt notice to Purchaser of any change that could result in a Material Adverse Effect.

         6.10 Access; Communications with Distributors. The Company shall, and shall cause its Subsidiaries, officers, directors, employees and agents to, afford the officers, employees and agents of the Purchaser complete access at all reasonable times, from the date hereof to the Effective Time, to its officers, employees, agents, properties, books and records and shall furnish the Purchaser all financial, operating and other data and information as the Purchaser, through its officers, employees or agents, may reasonably request. All such information shall be governed by the terms of the Confidentiality Agreement. From the date hereof to the Effective Time, the Company and the Purchaser agree to take the actions set forth in Section 6.10 of the Disclosure Letter.

         6.11 Employee Benefits. The Purchaser and the Company agree that all employees of the Company and its Subsidiaries immediately prior to the Effective Time shall be employed by the Surviving Corporation and its subsidiaries immediately after the Effective Time, it being understood that, except for employees of the Company and its subsidiaries with employment agreements as set forth in Section 6.14, the Purchaser shall not have any obligation to continue employing such employees for any length of time thereafter. Except as set forth in Section 6.11 of the Disclosure Letter, the Purchaser and the Company agree that, after the Effective Time, all employees of the Company and its Subsidiaries shall, at the Purchaser's option (i) continue to be entitled to and shall receive the same benefits currently provided to the employees of the Company and its Subsidiaries under the existing Company benefit plans ("Company Plans") for three (3) months from the Effective Time so long as the continued provision of such Company Plans to such employees does not cause any Purchaser benefit plan to be in violation of any law or regulation governing such plans, or (ii) shall be offered benefits similar to those available to the Purchaser's employees. From and after three (3) months from the Effective Time, the then employees of the Surviving Corporation and its subsidiaries shall be entitled to and shall receive such benefits as the then constituted management of the Surviving Corporation deems necessary and appropriate for the Purchaser, subject to consent and advice from the Purchaser's executive management. With respect to any such benefit arrangements ("Ultimate Plans"), the Purchaser shall grant all employees of the Company and its Subsidiaries, who become participants in the Ultimate Plans after the Effective Time, credit for all service with the Company and its Subsidiaries, or their respective predecessors (or any other party for which service has been recognized by the Company), prior to the Effective Time for all purposes for which such service was recognized by the Company prior to the Effective Time. To the extent that the Company Plans or Ultimate Plans provide medical or dental welfare benefits after the Effective Time, the Purchaser shall cause all pre-existing condition exclusions and actively-at-work requirements, to the extent such requirements would have been met at the Company, to be waived and the Purchaser shall provide that any expenses incurred on or before the Effective Time shall be taken into account under the Ultimate Plans for purposes of satisfying the applicable deductible, coinsurance and maximum out-of-pocket provisions. Subject to the rules governing eligibility, vesting and all other terms of any 401(k) plan or other qualified retirement plan or ERISA pension plan maintained by the Purchaser and its subsidiaries (the "Retirement Plans"), the employees of the Company and its Subsidiaries shall be eligible to participate in the Retirement Plans on terms similar to the benefits provided to similarly situated employees of the Purchaser and its subsidiaries, with credit granted for purposes of eligibility and vesting for prior service with the Company and its Subsidiaries, but not for purposes of accrual. The Purchaser shall permit the Company to fully vest the accounts of the participants under the Company's 401k Plan effective as of the Effective Time.

         6.12 Antitrust Laws. As promptly as practicable, the Company, the Purchaser and Merger Sub shall make any and all filings and submissions under the HSR Act as may be reasonably required to be made in connection with this Merger Agreement and the transactions contemplated hereby. Subject to Section
6.10 hereof, the Company will furnish to the Purchaser and Merger Sub, and the Purchaser and Merger Sub will furnish to the Company, such information and assistance as the other may reasonably request in connection with the preparation of any such filings or submissions. Subject to Section 6.10 hereof, the Company will provide the Purchaser and Merger Sub, and the Purchaser and Merger Sub will provide the Company, with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or any of its representatives, on the one hand, and any governmental agency or authority or members of their respective staffs, on the other hand, with respect to this Merger Agreement and the transactions contemplated hereby; provided, however, that the Purchaser and Merger Sub shall not be required to provide the Company with copies of confidential documents or information included in any filings and submissions made by the Purchaser under the HSR Act and the Company shall not be required to provide the Purchaser or Merger Sub with copies of confidential documents or information included in any filings and submissions made by the Company under the HSR Act.

         6.13 Public Announcements. The Purchaser and Merger Sub, on the one hand, and the Company, on the other hand, agree that they will use reasonable efforts to consult with the other party prior to issuing any press release or otherwise making any public statement, including, without limitation, making any filing with any third party or governmental authority, or responding to any press inquiry with respect to this Merger Agreement or the transactions contemplated hereby, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system.

         6.14 Employment Arrangements. The Purchaser shall cause the Surviving Corporation to (a) assume and perform each of the employment agreements described in Section 6.14A of the Disclosure Letter, including, without limitation, the "Change in Control" and severance provisions thereof and (b) assume and perform each of the agreements and obligations described in Section 6.14B of the Disclosure Letter.

                                 7. CONDITIONS

         7.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

             (a) Stockholder Approval. This Merger Agreement shall have been duly approved by holders of Shares constituting the Company Requisite Vote in accordance with applicable law and the articles of incorporation and by-laws of the Company.

             (b) Regulatory Consents. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated, if applicable, and, other than the filing provided for in Section 1.4, all notices, reports and other filings required to be made prior to the Effective Time by the Company or Purchaser or any of their respective Subsidiaries with, and all consents, registrations, approvals, permits and authorizations required to be obtained prior to the Effective Time by the Company or Purchaser or any of their respective Subsidiaries from, any governmental authority (collectively, "Governmental Consents") in connection with the execution and delivery of this Merger Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company, Purchaser and Merger Sub shall have been made or obtained (as the case may be).

             (c) Litigation. No court or governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, law, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or the other transactions contemplated by this Merger Agreement (collectively, an "Order"), and no governmental authority shall have instituted any proceeding seeking any such Order.

         7.2 Conditions to Obligations of Purchaser and Merger Sub. The obligations of Purchaser and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Purchaser at or prior to the Effective Time of the following conditions:

             (a) Representations and Warranties. The representations and warranties of the Company set forth in this Merger Agreement shall be true and correct as of the date of this Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation or warranty expressly speaks as of an earlier date), and Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer of the Company to such effect (containing the following proviso); provided, however, that notwithstanding anything herein to the contrary, this Section 7.2(a) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect or could prevent or materially burden or materially impair the ability of the Company to consummate the transactions contemplated by this Merger Agreement.

             (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all material obligations required to be performed by it under this Merger Agreement at or prior to the Closing Date, and Purchaser shall have received a certificate signed on behalf of the Company by the Chief Executive Officer of the Company to such effect.

             (c) Consents Under Agreements. The Company shall have obtained the consent or approval of each Person whose consent or approval shall be required under the Contracts identified with an asterisk in Section 4.5 of the Disclosure Letter.

             (d) Resignations. Purchaser shall have received the resignations of each person who at the Closing is a director or officer of the Company and each of its Subsidiaries.

             (e) Employment Agreements. The Company's employment agreements with Gerard S. Carlozzi and Pertti Tormala shall be in full force and effect and neither party shall be in material default thereunder.

         7.3 Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

             (a) Representations and Warranties. The representations and warranties of Purchaser and Merger Sub set forth in this Merger Agreement shall be true and correct as of the date of this Merger Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date) and the Company shall have received a certificate signed on behalf of Purchaser by the President of Purchaser and the President of Merger Sub to such effect (containing the following proviso); provided, however, that notwithstanding anything herein to the contrary, this Section 7.3(a) shall be deemed to have been satisfied even if such representations or warranties are not so true and correct unless the failure of such representations or warranties to be so true and correct, individually or in the aggregate, could prevent or materially burden or materially impair the ability of Purchaser to consummate the transactions contemplated by this Merger Agreement.

             (b) Performance of Obligations of Purchaser and Merger Sub. Each of Purchaser and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Merger Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Purchaser and Merger Sub by the President of Purchaser to such effect.

                      8. TERMINATION, AMENDMENT AND WAIVER

         8.1 Termination by Mutual Consent. This Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Purchaser by action of their respective Boards of Directors.

         8.2 Termination by Either Purchaser or the Company. This Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of either Purchaser or the Company if (i) the Merger shall not have been consummated by July 31, 2003, whether such date is before or after the date of approval by the stockholders of the Company (the "Termination Date"), (ii) the approval of the Company's stockholders required by Section 7.1(a) shall not have been obtained at a meeting duly convened therefor or at any adjournment or postponement thereof, or
(iii) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the approval by the stockholders of the Company); provided, that the right to terminate this Merger Agreement pursuant to clause (i) above shall not be available to any party that has breached in any material respect its obligations under this Merger Agreement in any manner that shall have proximately contributed to the occurrence of the failure of the Merger to be consummated by the Termination Date.

         8.3 Termination by the Company. This Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the approval by stockholders of the Company referred to in
Section 7.1(a), by action of the Board of Directors of the Company if there has been a breach of any representation, warranty, covenant or agreement made by Purchaser or Merger Sub in this Merger Agreement, or any such representation and warranty shall have become untrue after the date of this Merger Agreement, such that Section 7.3(a) or 7.3(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice thereof is given by the Company to Purchaser.

         8.4 Termination by Purchaser. This Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the Board of Directors of Purchaser if (a) the Board of Directors of the Company shall have withdrawn or adversely modified in any material respect its approval or recommendation of this Merger Agreement or failed to reconfirm its recommendation in favor of this Merger Agreement within five business days after a written request by Purchaser to do so, (b) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Merger Agreement, or any such representation and warranty shall have become untrue after the date of this Merger Agreement, such that Section 7.2(a) or 7.2(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within 30 days after written notice thereof is given by Purchaser to the Company, or (c) the Company or any of the other Persons described in Section 6.4 as affiliates, representatives or agents of the Company who have reason to be involved in the activities proscribed by Section 6.4 shall take any of the actions that would be proscribed by Section 6.4.

         8.5 Effect of Termination and Abandonment.

             (a) In the event of termination of this Merger Agreement and the abandonment of the Merger pursuant to this Article VIII, this Merger Agreement (other than as set forth in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its directors, officers, employees, agents, legal and financial advisors or other representatives); provided, however, except as otherwise provided herein, no such termination shall relieve any party hereto of any liability or damages resulting from any willful breach of this Merger Agreement.

             (b) In the event that this Merger Agreement is terminated by Purchaser pursuant to Section 8.4 (a) or (c), then the Company shall promptly, but in no event later than two days after the date of such termination, pay Purchaser a termination fee of $2,500,000 (the "Termination Fee") and shall promptly, but in no event later than two days after being notified of such by Purchaser, pay all of the out-of-pocket charges and expenses (but excluding any investment banking fees), including those of the Disbursing Agent, incurred by Purchaser or Merger Sub in connection with this Merger Agreement and the transactions contemplated by this Merger Agreement, in each case payable by wire transfer of same day funds. The Company acknowledges that the agreements contained in this Section 8.5(b) are an integral part of the transactions contemplated by this Merger Agreement, and that, without these agreements, Purchaser and Merger Sub would not enter into this Merger Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 8.5(b), and, in order to obtain such payment, Purchaser or Merger Sub commences a suit which results in a judgment against the Company for the fee set forth in this paragraph (b), the Company shall pay to Purchaser or Merger Sub its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on the amount of the fee at the prime rate of JPMorgan Chase Bank in effect on the date such payment was required to be made.

         8.6 Amendment. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         8.7 Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto or (b) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party by a duly authorized officer.

                             9. GENERAL PROVISIONS

         9.1 GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS MERGER AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the State of New York solely in respect of the interpretation and enforcement of the provisions of this Merger Agreement and of the documents referred to in this Merger Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Merger Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in
Section 9.3 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

             (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS MERGER AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MERGER AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS MERGER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND
(iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS MERGER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.1.

         9.2 Survival. This Article 9 and the agreements of the Company, Purchaser and Merger Sub contained in Sections 2.6 (Exercise and Cancellation of Company Options), 6.5 (Stock Exchange De-listing), 6.7 (Expenses), 6.8 (Indemnification; Directors' and Officers' Insurance) and 6.11 (Employee Benefits) shall survive the consummation of the Merger. This Article 9, the agreements of the Company, Purchaser and Merger Sub contained in Section 6.7 (Expenses), Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Merger Agreement. All other representations, warranties, covenants and agreements in this Merger Agreement shall not survive the consummation of the Merger or the termination of this Merger Agreement.

         9.3 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile, by overnight courier or sent by certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally, or when so received by facsimile or courier, or if mailed, three calendar days after the date of mailing, as follows (or at such other address for a party as shall be specified by like notice):

                  (a) if to the Purchaser or Merger Sub:

                           CONMED Corporation
                           525 French Road
                           Utica, New York  13502
                           Attention: President
                           Telephone: (315) 797-8375
                           Facsimile: (315) 797-0321

                           With copies to:

                           CONMED Corporation
                           525 French Road
                           Utica, New York  13502
                           Attention: General Counsel
                           Telephone: (315) 624-3208
                           Facsimile: (315) 793-8929

                           Linvatec Corporation
                           11311 Concept Boulevard
                           Largo, Florida  33773
                           Attention: President
                           Telephone: (727) 399-5444
                           Facsimile: (727) 399-5289

                           Sullivan & Cromwell LLP
                           125 Broad Street
                           New York, New York 10004
                           Attention: Robert W. Downes
                           Telephone: (212)-558-4312
                           Facsimile: (212)-558-3588

                  (b) if to the Company:

                           Bionx Implants, Inc.
                           1777 Sentry Parkway West
                           Gwynedd Hall, Suite 400
                           Blue Bell, PA 19422
                           Attention: President
                           Telephone: (215) 643-5000
                           Facsimile  (215) 641-0916

                           With copies to:

                           Lowenstein Sandler PC
                           65 Livingston Avenue
                           Roseland, New Jersey 07068
                           Attention: Peter H. Ehrenberg
                           Telephone: (973)-597-2350
                           Facsimile: (973)-597-2351

         9.4 Interpretation. When a reference is made in this Merger Agreement to subsidiaries of the Purchaser or the Company, the word "subsidiaries" or "Subsidiaries" means any corporation or entity more than fifty percent (50%) of whose outstanding voting securities or equity interests are directly or indirectly owned by the Purchaser or the Company, as the case may be. The headings contained in this Merger Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Merger Agreement.

         9.5 No Third Party Beneficiaries. Except for the current and former officers and directors of the Company (who are third-party beneficiaries of the provisions set forth in Section 6.8 hereof), there are no third party beneficiaries of this Merger Agreement and nothing in this Merger Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities.

         9.6 Counterparts. This Merger Agreement may be executed in one or more counterparts, which together shall constitute a single agreement.

         9.7 Entire Agreement; NO OTHER REPRESENTATIONS. This Merger Agreement (including any exhibits hereto), the Disclosure Letter and the Confidentiality Agreement, dated November 20, 2001, between Purchaser and the Company (the "Confidentiality Agreement") constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         9.8 Severability. The provisions of this Merger Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Merger Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Merger Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         9.9 Interpretation. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Merger Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Merger Agreement is made to a Section, such reference shall be to a Section of this Merger Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Merger Agreement, they shall be deemed to be followed by the words "without limitation."

         9.10 Assignment. This Merger Agreement shall not be assignable by operation of law or otherwise; provided, however, that Purchaser may designate, by written notice to the Company, another wholly-owned direct or indirect subsidiary to be a constituent corporation in lieu of Merger Sub, in which event all references herein to Merger Sub shall be deemed references to such other subsidiary, except that (i) the representations and warranties in Sections 3.1 through 3.4 made herein with respect to Merger Sub as of the date of this Merger Agreement shall be deemed made with respect to such other subsidiary as of the date of such designation and (ii) the representation and warranty in Section 3.5 made herein with respect to Merger Sub as of the date of this Merger Agreement shall be deemed made with respect to such other subsidiary as of the date of this Merger Agreement.

         9.11 Defined Terms. The following terms are defined in the following sections of this Merger Agreement:

-------------------------------------------------------- ----------------------------------------------
Acquisition Proposal                                     6.4
-------------------------------------------------------- ----------------------------------------------
Benefit Plans                                            4.9(a)
-------------------------------------------------------- ----------------------------------------------
Closing                                                  1.3
-------------------------------------------------------- ----------------------------------------------
Closing Date                                             1.3
-------------------------------------------------------- ----------------------------------------------
Code                                                     4.9(b)
-------------------------------------------------------- ----------------------------------------------
Company                                                  Lead-in
-------------------------------------------------------- ----------------------------------------------
Company Disclosure Schedule                              Opening Paragraph of Article IV
-------------------------------------------------------- ----------------------------------------------
Company Options                                          2.6
-------------------------------------------------------- ----------------------------------------------
Company Plans                                            6.11
-------------------------------------------------------- ----------------------------------------------
Company Requisite Vote                                   4.5
-------------------------------------------------------- ----------------------------------------------
Company Shareholders Meeting                             6.2
-------------------------------------------------------- ----------------------------------------------
Company Stock Option Plans                               2.6
-------------------------------------------------------- ----------------------------------------------
Contracts                                                4.5
-------------------------------------------------------- ----------------------------------------------
Costs                                                    6.8(a)
-------------------------------------------------------- ----------------------------------------------
Disbursing Agent                                         2.3
-------------------------------------------------------- ----------------------------------------------
Disclosure Letter                                        Opening Paragraph of Article IV
-------------------------------------------------------- ----------------------------------------------
Disqualified Individuals                                 5.1(e)
-------------------------------------------------------- ----------------------------------------------
Distributors                                             4.1
-------------------------------------------------------- ----------------------------------------------
Effective Time                                           1.4
-------------------------------------------------------- ----------------------------------------------
Environmental Law                                        4.18
-------------------------------------------------------- ----------------------------------------------
ERISA                                                    4.9(a)
-------------------------------------------------------- ----------------------------------------------
Exchange Act                                             3.2
-------------------------------------------------------- ----------------------------------------------
HSR Act                                                  3.2
-------------------------------------------------------- ----------------------------------------------
Indemnified Person                                       6.8(a)
-------------------------------------------------------- ----------------------------------------------
Insured Parties                                          6.8(d)
-------------------------------------------------------- ----------------------------------------------
Intellectual Property Rights                             4.19
-------------------------------------------------------- ----------------------------------------------
Investment Plan                                          4.4
-------------------------------------------------------- ----------------------------------------------
Laws                                                     4.13
-------------------------------------------------------- ----------------------------------------------
Liens                                                    4.16
-------------------------------------------------------- ----------------------------------------------
Material Adverse Effect                                  4.1
-------------------------------------------------------- ----------------------------------------------
Material Contracts                                       4.15
-------------------------------------------------------- ----------------------------------------------
Merger                                                   Recital
-------------------------------------------------------- ----------------------------------------------
Merger Agreement                                         Lead-in
-------------------------------------------------------- ----------------------------------------------
Merger Consideration                                     2.1(a)
-------------------------------------------------------- ----------------------------------------------
Merger Sub                                               Lead-in
-------------------------------------------------------- ----------------------------------------------
Option Payments                                          2.6
-------------------------------------------------------- ----------------------------------------------
Payment Fund                                             2.2
-------------------------------------------------------- ----------------------------------------------
Pennsylvania Law                                         1.1
-------------------------------------------------------- ----------------------------------------------
Pension Plans                                            4.9(b)
-------------------------------------------------------- ----------------------------------------------
Permitted Investments                                    2.2
-------------------------------------------------------- ----------------------------------------------
Products                                                 4.20
-------------------------------------------------------- ----------------------------------------------
Proxy Statement                                          6.1
-------------------------------------------------------- ----------------------------------------------
Purchaser                                                Lead-in
-------------------------------------------------------- ----------------------------------------------

-------------------------------------------------------- ----------------------------------------------
Retirement Plans                                         6.11
-------------------------------------------------------- ----------------------------------------------
SEC                                                      4.6(a)
-------------------------------------------------------- ----------------------------------------------
SEC Documents                                            4.6(a)
-------------------------------------------------------- ----------------------------------------------
Shares                                                   Recital
-------------------------------------------------------- ----------------------------------------------
Stock Option Plan                                        4.4
-------------------------------------------------------- ----------------------------------------------
Stock Options                                            4.4
-------------------------------------------------------- ----------------------------------------------
Subsidiary or subsidiary                                 9.4
-------------------------------------------------------- ----------------------------------------------
Surviving Corporation                                    1.1
-------------------------------------------------------- ----------------------------------------------
Takeover Statute                                         4.5
-------------------------------------------------------- ----------------------------------------------
Tax                                                      4.10
-------------------------------------------------------- ----------------------------------------------
Tax Affiliate                                            4.10
-------------------------------------------------------- ----------------------------------------------
Termination Date                                         8.2
-------------------------------------------------------- ----------------------------------------------
Termination Fee                                          8.5(b)
-------------------------------------------------------- ----------------------------------------------
Ultimate Plans                                           6.11
-------------------------------------------------------- ----------------------------------------------
Unaudited Third Quarter Financial Statements             4.6
-------------------------------------------------------- ----------------------------------------------
Voting Agreements                                        Recital
-------------------------------------------------------- ----------------------------------------------
10-K                                                     4.6
-------------------------------------------------------- ----------------------------------------------

         IN WITNESS WHEREOF, the Purchaser, Merger Sub and the Company have caused this Merger Agreement to be executed as of the date first written above by their respective duly authorized officers.

                                            CONMED CORPORATION


                                            By:  /s/ Heather L. Cohen
                                               --------------------------------
                                                 Title: Assistant Secretary

                                            ARROW MERGER CORPORATION


                                            By:  /s/ Heather L. Cohen
                                               --------------------------------
                                                 Title: Assistant Secretary

                                            BIONX IMPLANTS, INC.


                                            By:  /s/ Gerard S. Carlozzi
                                               ---------------------------------
                                                 Title: President and
                                                        Chief Executive Officer

                                                                         ANNEX B

                                                               EXECUTION VERSION

                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of January 13, 2003 (this "Agreement"), among CONMED Corporation, a New York corporation ("Parent"), and the individuals and entities whose names and addresses are set forth on the signature pages hereto (collectively, the "Stockholders", and each, individually, a "Stockholder").

         WHEREAS, concurrently with the execution and delivery of this Agreement, Parent and its wholly owned subsidiary, Arrow Merger Corporation, a Pennsylvania corporation ("Merger Sub"), have executed and delivered an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), a copy of which is annexed hereto as Annex A, with Bionx Implants, Inc., a Pennsylvania corporation (the "Company"), which provides, among other things, that Merger Sub will merge with and into the Company pursuant to the merger contemplated by the Merger Agreement (the "Merger"); and

         WHEREAS, as of the date hereof, each Stockholder holds of record and beneficially owns the number of shares of common stock, par value $.0019 per share, of the Company (the "Company Common Stock") set forth opposite his or its name on the signature pages hereto; and

         WHEREAS, Parent wishes each Stockholder to enter into this Agreement governing the voting of all of the shares of Company Common Stock that are now held of record or beneficially owned by such Stockholder (collectively, the "Shares"); and all of the New Shares (as defined in Section 7) held or owned by such Stockholder.

         NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, and covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used herein but not defined herein have the respective meanings ascribed to such terms in the Merger Agreement.

         2. Agreement to Vote Shares. During the term of this Agreement, each Stockholder agrees that it shall (a) consent to, approve, authorize and direct the voting of all Shares and any New Shares held or owned by such Stockholder (including, without limitation, any Controlled Voting Shares (as defined in the Amended and Restated Shareholders' Agreement, dated as of October 1, 1998, by and among Bionix, B.V., a Netherlands corporation ("Bionix, B.V."), and each of the shareholders set forth therein (the "Shareholders Agreement")), and agrees to cause all Shares and any New Shares held or owned by such Stockholder (including, without limitation, any Controlled Voting Shares (as defined in the Shareholders Agreement)) to be voted, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment thereof or in connection with any written consent of the stockholders of the Company related to such matters, in favor of the adoption of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement (collectively, the "Merger Transactions") or against any Acquisition Proposal (as defined in the Merger Agreement) and (b) if directed by Parent, to take or cause to be taken such actions under the by-laws of the Company as are required to call a special meeting of the stockholders of the Company in order to vote on the Merger Transactions. Each Stockholder agrees to deliver to Parent promptly upon the request therefor a proxy in the form attached hereto as Exhibit A, which proxy is coupled with an interest and shall be irrevocable during the term of this Agreement to the fullest extent permitted under Pennsylvania law. The proxy granted by each Stockholder shall be revoked upon the termination of this Agreement in accordance with its terms.

         3. Voting by Shareholders of Bionix, B.V.. In accordance with Section 14 of the Shareholders Agreement:

         (a) Pertti Tormala, in his capacity as Finnish Representative (as defined in the Shareholders Agreement), hereby agrees to instruct Bionix, B.V. to vote any Controlled Voting Shares held by any Finnish Shareholder (as defined in the Shareholders Agreement) in respect of which Bionix, B.V. has not received voting instructions within the time period defined by Bionix, B.V. pursuant to
Section 14 of the Shareholders Agreement, in the same manner as all Shares and any New Shares held or owned by him (including any Controlled Voting Shares) are voted pursuant to Section 2 hereof; and

         (b) Anthony J. Dimun, in his capacity as U.S. Representative (as defined in the Shareholders Agreement), hereby agrees to instruct Bionix, B.V. to vote any Controlled Voting Shares held by any U.S. Shareholder (as defined in the Shareholders Agreement) in respect of which Bionix, B.V. has not received voting instructions within the time period defined by Bionix, B.V. pursuant to
Section 14 of the Shareholders Agreement, in the same manner as all Shares and any New Shares held or owned by him (including any Controlled Voting Shares) are voted pursuant to Section 2 hereof.

         4. No Voting Trusts or Agreements. Each Stockholder agrees that it will not, and will not permit any entity under its control to, deposit any of the Shares or New Shares held or owned by such Stockholder in any voting trust, grant any proxies or powers of attorney with respect to the voting of such Shares or New Shares or, except as contemplated by Section 14 of the Shareholders Agreement and this Agreement, subject any such Shares or New Shares to any agreement, instrument or arrangement with respect to the voting of such Shares or New Shares other than this Agreement.

         5. No Proxy Solicitations. Each Stockholder agrees that it will not, and will not permit any entity under its control to, (a) solicit proxies in opposition to the consummation of the Merger Transactions or otherwise knowingly encourage or assist any party in taking or planning any action which would impede, interfere with or attempt to discourage the Merger Transactions or inhibit the timely consummation of the Merger Transactions, (b) directly or indirectly knowingly encourage, initiate or cooperate in a stockholders' vote or action by consent of the Company's stockholders in opposition to the consummation of the Merger Transactions, or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing the consummation of the Merger Transactions.

         6. Transfer and Encumbrance. Each Stockholder agrees not to voluntarily transfer, sell, offer, tender, pledge (other than any existing pledge pursuant to the Shareholders Agreement) or otherwise dispose of or encumber ("Transfer") any of the Shares or New Shares held or owned by such Stockholder prior to the earlier of (a) the Effective Time (as defined in the Merger Agreement) or (b) the date this Agreement shall be terminated in accordance with its terms, except that each Stockholder shall be permitted to Transfer any such Shares or New Shares to an affiliate of such Stockholder, provided that such affiliate agrees in writing to be bound by the terms of this Agreement with respect to such Shares or New Shares.

         7. Additional Purchases or Acquisitions. Each Stockholder agrees that any shares of Common Stock or other capital stock of the Company of which such Stockholder becomes the record holder or acquires beneficial ownership following the execution and delivery of this Agreement ("New Shares") acquired or purchased by it shall be subject to the terms of this Agreement to the same extent as if they constituted Shares held or owned by such Stockholder on the date of this Agreement.

         8. Additional Shares. Each Stockholder agrees, while this Agreement is in effect, to promptly notify Parent of the number of any New Shares acquired by such Stockholder, if any, after the date hereof. In the event that, between the date of this Agreement and the Closing, the Shares held or owned by any Stockholder shall have been affected or changed into a different number of shares or a different class of shares as a result of a share split, reverse share split, share distribution, spin-off, recapitalization, reclassification or other similar transaction, the term "Shares" shall be deemed to refer to and include the Shares as well as any securities into which or for which any or all of the Shares may be converted or exchanged and all such share distributions or, if applicable, to such smaller number of securities replacing the Shares.

         9. Non-Interference. Each Stockholder agrees not to knowingly take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling any Stockholder from performing its obligations under this Agreement.

         10. Share Transaction Proposals. Each Stockholder shall, and shall use its best efforts to cause its affiliates and its and their respective officers, directors, employees and representatives to, immediately cease and terminate any existing activities, discussions or negotiations, if any, with any parties conducted heretofore with respect to any acquisition or exchange of all or any material portion of such Stockholder's Shares (a "Share Transaction"), other than the Merger. Each Stockholder shall not, and shall use its best efforts to cause its affiliates and its and their respective officers, directors, employees and representatives not to, directly or indirectly, knowingly encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information or data to, or have any discussions with, any corporation, partnership, person or other entity or group (other than Parent and Merger Sub, any subsidiary of Parent and Merger Sub or any designees of Parent and Merger
Sub) with respect to any inquiries or the making of any offer or proposal (including, without limitation, any offer or proposal to the stockholders of the Company) concerning a Share Transaction (a "Share Transaction Proposal") or otherwise facilitate any effort or attempt to make or implement a Share Transaction Proposal.

         11. No Limitation on Discretion as Director. Nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the discretion of any Stockholder with respect to any action to be taken (or omitted) by such Stockholder in such Stockholder's fiduciary capacity as a director of the Company and solely with respect to actions or omissions of such director in his or her capacity as a director; provided, however, it is agreed and understood by the parties hereto that the obligations, covenants and agreements of such Stockholder contained in this Agreement are separate and apart from such Stockholder's fiduciary duties as a director of the Company and no fiduciary obligations that such Stockholder may have as a director of the Company shall countermand the obligations, covenants and agreements of such Stockholder, as a stockholder of the Company, contained in this Agreement.

         12. Representations and Warranties of the Stockholders. Each Stockholder hereby severally represents and warrants to Parent as follows:

         (a) Authority Relative to this Agreement. Such Stockholder has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of the Stockholder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (b) No Conflict. The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) require any consent, approval, authorization or permit of, or filing with or notification to (other than pursuant to the Exchange Act), any governmental or regulatory authority, domestic or foreign by or with respect to such Stockholder, (ii) if applicable, conflict with or violate the articles of incorporation, by-laws or other organizational documents of such Stockholder,
(iii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Stockholder or by which such Stockholder's Shares or New Shares are bound, or (iv) result in any breach of or constitute a default (or any event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance of any nature whatsoever on such Stockholder's Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or such Stockholder's Shares or New Shares may be bound, except, in the case of clauses (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay the performance by such Stockholder of its obligations hereunder.

         (c) Title to the Shares. As of the date of this Agreement, such Stockholder does not beneficially own any shares of capital stock of the Company other than the number of Shares set forth opposite such Stockholder's name on one of the signature pages hereto and does not have any options, warrants or other rights to acquire any additional shares of capital stock of the Company or any security exercisable for or convertible into shares of capital stock of the Company, other than as set forth in the written Disclosure Schedule to the Merger Agreement. Except for any Shares pledged pursuant to Section 9 of the Shareholders Agreement, such Stockholder owns all such Shares free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, charges, security interests and other encumbrances of any nature whatsoever, and, except as provided in Section 14 of the Shareholders Agreement and this Agreement, there are no limitations on such Stockholder's voting rights with respect to any of the Shares beneficially owned by such Stockholder and such Stockholder has not appointed or granted any proxy with respect to voting, which appointment or grant is still effective, with respect to the Shares. Other than Section 9 of the Shareholders Agreement, there are no agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge or disposition of any Shares or any other shares of capital stock of the Company and, except for Section 14 of the Shareholders Agreement and this Agreement, there are no voting trusts or voting agreements to which such Stockholder is a party with respect to any shares of capital stock of the Company.

         13. Representations, Warranties and Covenants of Parent. Parent hereby represents and warrants to the Stockholders that Parent has all necessary power and authority to execute and deliver this Agreement and the Merger Agreement and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Merger Agreement by Parent have been duly authorized by all necessary corporate action on the part of Parent. This Agreement and the Merger Agreement have each been duly and validly executed and delivered by Parent and each constitutes a legal, valid and binding obligation of Parent enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         14. Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver, or cause to be executed and delivered, such additional consents, documents and other instruments and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the Merger Transactions and the other transactions contemplated by this Agreement.

         15. Termination. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement, (ii) the Effective Time (as defined in the Merger Agreement) and (iii) the first anniversary of the date of this Agreement.

         16. Assignment; Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Any purported assignment made in violation of this Agreement shall be null and void. This Agreement is not intended to confer any rights or remedies hereunder upon any other Person except the parties hereto.

         17. Modification or Amendment. Subject to the provisions of the applicable law, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

         18. Waiver of Conditions. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

         20. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

         (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, The City of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the proxies referred to in Section 2 and in respect of the transactions contemplated hereby and thereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such proxy may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 21 or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

         (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE PROXIES REFERRED TO IN SECTION 2 IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF OR

RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.


         21. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile:

         if to Parent, to:
         ----------------

         CONMED Corporation
         525 French Road
         Utica, NY 13502
         Attention: General Counsel
         fax:  (315) 793-8929

         with a copy to:
         Robert W. Downes
         Sullivan & Cromwell LLP
         125 Broad Street
         New York, New York 10004
         fax:  (212) 558-3588.

         if to any Stockholder, to:
         -------------------------
         the address set forth opposite such Stockholder's name on one of the signature pages of this Agreement.

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

         22. Entire Agreement. This Agreement (including the proxies granted pursuant hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         23. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         24. Specific Performance. The parties hereto each acknowledge that, in view of the uniqueness of the subject matter hereof, the parties hereto would not have an adequate remedy at law for money damages if this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the parties hereto as of the date hereof.


                                      CONMED CORPORATION



                                      By:    /s/ Heather L. Cohen
                                         --------------------------------------
                                           Name:  Heather L. Cohen
                                           Title: Assistant Secretary

                      (Signature Pages to Voting Agreement)


                                                  NUMBER OF SHARES
STOCKHOLDER                                      BENEFICIALLY OWNED
-----------                                      ------------------


/s/ Terry D. Wall                                      3,203,809
-------------------------------------------
Name:  Terry D. Wall
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ Gerard S. Carlozzi                                 7,552
-------------------------------------------
Name:  Gerard S. Carlozzi
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ David J. Bershad                                   517,477
-------------------------------------------
Name:  David J. Bershad
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ Anthony J. Dimun                                   288,738
-------------------------------------------
Name:  Anthony J. Dimun
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ David H. MacCallum                                 141,366
-------------------------------------------
Name:  David H. MacCallum
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422

                      (Signature Pages to Voting Agreement)


                                                 NUMBER OF SHARES
STOCKHOLDER                                     BENEFICIALLY OWNED
-----------                                     ------------------


/s/ Pertti Tormala                                   1,028,080
--------------------------------------------
Name:  Pertti Tormala
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ Pertti Viitanen                                    145,779
--------------------------------------------
Name:  Pertti Viitanen
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ Drew Karazin                                        22,123
--------------------------------------------
Name:  Drew Karazin
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


/s/ Marrku Tamminmaki                                  164,479
--------------------------------------------
Name:  Marrku Tamminmaki
Address:  c/o Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynned Hall, Suite 400
Blue Bell, PA 19422


Total                                                5,519,403

Total Shares Outstanding                            10,773,397

Percentage of Total Shares Outstanding                  51.23%

                                                                       EXHIBIT A
                                                                       ---------


                                  FORM OF PROXY


         The undersigned, for consideration received, hereby appoints _________, ________________ and _____________________ and each of them [my][its] proxies, with power of substitution and resubstitution, to vote all shares of common stock, par value $.0019 per share, of BIONX Implants, Inc., a Pennsylvania corporation (the "Company"), [and [insert any New Shares (as defined in the Voting Agreement) or other shares of capital stock of the Company owned by the Stockholder (as defined in the Voting Agreement)]] owned by the undersigned at the [special] meeting of stockholders of the Company to be held [insert date, time and place] and at any adjournment thereof IN FAVOR OF adoption of the Agreement and Plan of Merger, dated as of January __, 2003 (the "Merger Agreement"), among the Company, CONMED Corporation ("Parent") and [Arrow] Merger Sub, Inc. and IN FAVOR OF consummation of the Merger Transactions, and AGAINST any Acquisition Proposal (as defined in the Merger Agreement) at any meeting of stockholders of the Company and at any adjournment thereof at which any Acquisition Proposal is considered. This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement, dated as of January __, 2003 between the undersigned and Parent terminates in accordance with its terms. This proxy shall be revoked upon termination of such Voting Agreement.


Dated:
       -----------------------------



                                  [STOCKHOLDER]

                                                                         ANNEX C
                                                                         -------

[GRAPHIC OMITTED]
bancorp
Piper Jaffray



800 Nicollet Mall
Minneapolis, MN 55402-7020


612-303-6000

CONFIDENTIAL


January 12, 2003


Board of Directors
Bionx Implants, Inc.
1777 Sentry Parkway West
Gwynedd Hall, Suite 400
Blue Bell, PA  19422

Members of the Board:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $.0019 per share (the "Common Stock"), of Bionx Implants, Inc. (the "Company") of the consideration to be received by the holders of Common Stock, pursuant to an Agreement and Plan of Merger (the "Agreement") to be entered into among the Company, CONMED Corporation ("Parent") and Arrow Merger Corporation, a wholly-owned subsidiary of Parent ("Merger Sub"). The Agreement provides for the merger (the "Merger") of Merger Sub with and into the Company, and in connection therewith, each issued and outstanding share of Common Stock shall be converted into the right to receive $4.35 in cash (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement.

U.S. Bancorp Piper Jaffray Inc., as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwriting and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes. We will receive a fee for providing this opinion. This opinion fee is not contingent upon the consummation of the Merger. U.S. Bancorp Piper Jaffray Inc. is entitled to an additional fee in the event of the consummation of the Merger. The Company has also agreed to indemnify us against certain liabilities in connection with our services. U.S. Bancorp Piper Jaffray and our affiliates, in the ordinary course of our business, may actively trade securities of the Company for our own account or the account of our customers and, accordingly, may at any time hold a long or short position in such securities.

In arriving at our opinion, we have undertaken such review, analyses and inquiries as we deemed necessary and appropriate under the circumstances. Among other things, we have reviewed (i) the draft dated January 12, 2003 of the Agreement, (ii) certain publicly available financial, operating and business information related to the Company, (iii) certain internal financial information of the Company prepared for financial planning purposes and furnished by the management of the Company, (iv) certain publicly available market and securities data of the Company, (v) to the extent publicly available, financial terms of certain acquisition transactions involving companies operating in industries deemed similar to that in which the Company operates and (vi) to the extent publicly available, financial data of selected public companies deemed comparable to the Company. We have had discussions with members of the management of the Company concerning the financial condition, current operating results and business outlook for the Company.

We have relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided to us by the Company or otherwise made available to us, and have not assumed responsibility for the independent verification of such information. We have relied upon the assurances of the management of the Company that the information provided to us as set forth above has been prepared on a reasonable basis in accordance with industry practice and, with respect to financial planning data and other business outlook information, reflects the best currently available estimates and judgment of management, and that they are not aware of any information or facts that would make the information provided to us incomplete or misleading. We express no opinion as to such financial planning data and other business outlook information or the assumptions on which they are based. We have also assumed the Merger will be consummated pursuant to the terms of the draft Agreement reviewed by us without material modifications thereto and without waiver by any party of any material conditions or obligations thereunder.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities of the Company and have not been furnished with any such appraisals or valuations. We express no opinion regarding the liquidation value of the Company. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any owned or leased real estate, or any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which the Company or its respective affiliates are a party or may be subject and our opinion makes no assumption concerning and therefore does not consider the possible assertion of claims, outcomes or damages arising out of any such matters.

This opinion is necessarily based upon the information available to us and facts and circumstances as they exist and are subject to evaluation on the date hereof; events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We are not expressing any opinion herein as to the price at which shares of Common Stock have traded or may trade following announcement of the proposed Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion. Our opinion addresses solely the fairness of the Merger Consideration and does not address any other term or agreement relating to the Merger, or the ability of Parent to fund the Merger Consideration.

This opinion is directed to the Board of Directors of the Company and is not intended to be and does not constitute a recommendation to any stockholder of the Company. We were not requested to opine as to, and this opinion does not address, the basic business decision to proceed with or effect the Merger or structure thereof, or the relative merits of the Merger compared to any alternative business strategy or transaction in which the Company might engage. This opinion shall not be published or otherwise used, nor shall any public references to us be made without our prior written approval. Notwithstanding the foregoing, we consent to inclusion of this opinion in the proxy or information statement relating to the Merger, in accordance with the terms of our engagement by the Company.

Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that the Merger Consideration proposed to be received in the Merger pursuant to the Agreement for the Common Stock is fair, from a financial point of view, to the holders of Common Stock as of the date hereof.

Sincerely,

/s/ U.S. Bancorp Piper Jaffray

U.S. BANCORP PIPER JAFFRAY INC.

                              BIONX IMPLANTS, INC.

                SPECIAL MEETING OF STOCKHOLDERS, __________, 2003

         The undersigned hereby appoints Gerard Carlozzi and Drew Karazin, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of Bionx Implants, Inc. (the "Company") standing in the name of the undersigned on ________, 2003, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting of Stockholders of the Company to be held on ________, 2003 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing, the matters described on the reverse side of this proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may abstain from voting on a proposal by so indicating on the reverse side.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted "FOR" the proposal to adopt the agreement and plan of merger and the transactions contemplated thereby. Please mark the appropriate box with an "x."

           The Board of Directors Recommends a Vote "FOR".

1. Adoption of the Agreement and Plan of Merger, dated as of January 13, 2003, among CONMED Corporation, Arrow Merger Corporation, a wholly-owned subsidiary of CONMED, and Bionx Implants, Inc., and the transactions contemplated thereby.

                  FOR         AGAINST         ABSTAIN

                 [  ]            [  ]           [  ]

2. In their discretion, proxies shall be authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment thereof.

When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

Dated: ___________,  2003


________________________________
Signature



________________________________
Signature if held jointly


PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




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